                                                                    Exhibit 10.8

Confidential portions of this Exhibit have been omitted and are identified by square brackets ([ ]) and three asterisks (***). Such material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Solution Developer Marketing Partnerships
--------------------------------------------------------------------------------

                         Software Remarketing Agreement

This is a Software Remarketing Agreement ("SRA") among ServiceWare, Inc. ("you") and Tivoli Systems Inc., a subsidiary of International Business Machines Corporation ("IBM"), collectively Tivoli and IBM are referred to as "TIVOLI/IBM". The complete Agreement between the parties consists of this SRA and the following Attachments and Exhibits:

o     Exhibit - Your End User License
o     Exhibit - Your Outsourcer License
o     Exhibit - Your Trade Mark Guidelines
o     Exhibit - Your Commercial Price List
o     Attachment - Certificate of Originality
o     Attachment - Tivoli Development License Agreement
o     Attachment - Public Sector Terms

If there is a conflict among the terms of this SRA and any of its Attachments, the terms of the SRA prevail unless the Attachment expressly indicates that particular terms within the Attachment prevail.

The following are related agreements between the parties. Related agreements require the signatures of the parties, and in some cases third parties.

o     Confidential Disclosure Agreement No. CDA9903540

This Agreement replaces all prior oral or written communications between the parties relating to the subject matter hereof. Both parties accept the terms of this Agreement and identified Attachments and Exhibits by signing below. Once signed, any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original, unless prohibited by local law. This Agreement may only be modified by a writing signed by both parties.

AGREED TO:                              AGREED TO:
Tivoli Systems, Inc.                    ServiceWare, Incorporated

By: /s/ Jodie Slifka                    By: /s/ Rajiv Enand

Print Name JODIE SLIFKA                 Print Name RAJIV ENAND

Print Title CONTRACT MANAGER            Print Title CEO

Date 8/3/99                             Date 8/3/99

Any notice required or permitted under this Agreement will be sent to the representative named below, and shall be effective upon receipt as demonstrated by reliable written confirmation (for example, certified mail receipt, courier receipt, facsimile receipt confirmation sheet.) Each party will notify the other if their representative changes.

Tivoli's Representative                 Your Representative
Tivoli/IBM Systems, Inc.                ServiceWare, Inc.
9442 Capital of Texas Hwy., North       333 Allegheny Avenue
Austin, Texas 78758                     Oakmont, Pennsylvania 16139
Attention: Jodie Slifka                 Attention: Jeanne Kohser
(512) 438-1276                          (412) 826-1158, Ext. 389

1. Definitions

Capitalized terms in this Agreement have the following meanings:

ASA means Content Subscription(s) for providing maintenance support and all product updates for content products.

Code is computer programming code including both Object Code and Source Code:

a) Object Code is computer programming code in substantially binary form, and includes header files of the type necessary for use or interoperation with other computer programs. It is directly executable by a computer after processing or linking, but without compilation or assembly.

b) Source Code is computer programming code that may be displayed in a form readable and understandable by a programmer of ordinary skill. It includes related source code level system documentation, comments and procedural code and all "Error" corrections and "Enhancements". Source Code does not include Object Code.

Content Subscription means the knowledge-based product delivered on CD, including error corrections and other updates, additions or modifications to the Product, new knowledge base content, modifications to existing knowledge base content, deletions of obsolete content and modifications to the structure and/or format of the knowledge base.

"Derivative Work" means a work that is based on an underlying work and that would be a copyright infringement if prepared without the authorization of the copyright owner of the underlying work.

"End-User" means any party who licenses the Product(s) for its internal use and benefit. End-Users may not redistribute the Product or use it to provide external support to other entities.

Enhancements are changes or additions to the Products:

a) Basic Enhancements are all Enhancements, other than Major Enhancements, including those that support new releases of operating systems and devices, and correct Errors.

b) Major Enhancements provide substantial additional value and are normally offered to customers for an additional charge (e.g., upgrades).

Error is a) any mistake, problem or defect that causes a Product to malfunction or fail to meet its specifications; or b) any incorrect or incomplete statement or diagram in the related documentation that causes a Product to be materially inaccurate or inadequate.

Equal Units Standard means that when TIVOLIi/IBM distributes a Product(s) or Content Subscription(s) to new or existing TIVOLIi/IBM customers, the number of Units of the ServiceWare Product(s) or Content Subscriptions distributed shall be EQUAL to the number of Units of the TIVOLIi/IBM Product(s) when ServiceWare Products or Content Subscription is ordered by the End User.

Internationalization shall mean that a Product has the ability to implement national functions and the facility to be translated to other languages. This Includes three (3) categories which correspond to characteristics of various languages: (a) single byte character set (SBCS), left-to-right languages (U.S. English, German, Greek, etc.); (b) single byte bi-directional languages (Hebrew, Arabic); and (c) double byte character set (DBCS) or multi-byte character set
(MBCS) languages (Japanese, Korean, simplified and traditional Chinese). The Products shall avoid hardcoding language dependent codepages and character sets.

Maintenance Support is the Service provided when a customer identifies an Error. There are three levels:

a) Level 1 is the Service provided in response to the customer's initial contact identifying an Error.

b) Level 2 is the Service provided to reproduce and attempt to isolate the Error, or to find that the Service provider cannot reproduce the Error.

c) Level 3 is the Service provided to isolate the Error at the component level of the Products. The Service provider distributes the Error correction or circumvention, or gives notice if no correction or circumvention is found.

Marketing Materials are Product brochures, manuals, technical specification sheets, demonstration presentations, and other marketing sales literature provided by you to TIVOLI/IBM for TIVOLI/IBM's use in performance of marketing activities. TIVOLI/IBM's use of Marketing Materials may include transmission of them through electronic marketing services.

National Language Support (NLS) shall mean that the Products have the ability to enter, store, process, retrieve, distribute, display and print character data in the foreign language of choice. NLS includes Internationalization characteristics.

New Products include a) all Major Enhancements to your Products; or b) any of your other software products that render your existing Products down level or obsolete.

Outsourcer means a company that uses the Product to provide help desk services to a third party for products other than those sold to that third party by the Outsourcer, in exchange for fees or other compensation.

Products are your computer programs in Object Code form, including content and its updates, documentation, related materials, maintenance modifications, Basic Enhancements and any security devices or "locks" that are listed in this Agreement, in TIVOLI/IBM format.

Services are activities associated with the Products, such as Maintenance Support. Services includes all three levels of Maintenance Support unless stated otherwise.

Subsidiary is an entity that is owned or controlled directly or indirectly (by more than 50% of its voting stock, or if not voting stock, decision-making power) by you or TIVOLI/IBM.

TIVOLI/IBM Products shall mean those TIVOLIi/IBM Service Desk products for which ServiceWare products have been formatted.

TIVOLI/IBM Revenue is the revenue (excluding local taxes) due TIVOLI/IBM for Products and/or Services from the effective date of this Agreement.

"Tools" means not commercially available software, and their Externals, required for the development, maintenance or implementation of a software Deliverable.

2. Territory

The Territory for this Agreement shall consist of all the countries in the world in which TIVOLI/IBM is directly or indirectly conducting business, except in Japan. TIVOLI/IBM may conduct business in Japan under a direct agreement through:

               Hidekuni Ogasawara
               General Manager of Department
               Network Services Center
               Sumitomo Metal Systems Development CO., LTD.
               2-18 Ikenohata 1-Chome Taito-ku Tokyo 110-0008 JAPAN
               PHONE: +81-3-5815-7273
               FAX: +81-3-5815-7277

3. License Grants

3.1 To enable TIVOLI/IBM to effectively market your Products and Services, as identified in Section 6.2, to customers, you grant TIVOLI/IBM the non-exclusive right and license to use, copy, reproduce, display, perform, market and distribute, in any medium or distribution technology whatsoever, whether known or unknown, the Products, Services, trademarks and trade names, and associated Marketing Materials, to customers subject to the terms of this Agreement including the Equal Units Standard as defined herein. Each time TIVOLI/IBM sells a Product to a customer, TIVOLI/IBM will pay you a royalty in accordance with the terms stated in this Agreement.

3.2 The license grant in Subsection 3.1 above allows TIVOLI/IBM to resell and distribute your Products, Services and Marketing Materials to customers under the terms of your end user license agreement ("End User License") or ("Outsourcer License") as applicable, demonstrate the Products, allow customers to evaluate them free of charge (limited to 90 days of trial use subject to TIVOLI/IBM's Evaluation Agreement), promote the Products, train TIVOLI/IBM employees on the Products, and in some cases provide Maintenance Support or additional services for the Products.

3.3 Source Code Release:

a.) in the event that one of the following events ("Trigger Events") occurs and remains uncured for 30 days following notice from Tivoli/IBM to you, Tivoli/IBM shall have the rights in the Source Code for the ServiceWare Products described in Section 3.3(c) below:

      i) you or your successors or representatives refuses, fails or is unable to perform any obligation in the Agreement which requires Source Code access to complete,

      ii) you or your successors or representatives rejects or terminates the Agreement for reasons other than Tivoli/IBM's breach. This includes rejection or termination under bankruptcy or similar laws;

      iii) you or your successors or representatives fails to accept the Agreement within 15 days of filing a bankruptcy or similar petition;

      iv) you or your successors or representatives liquidates or shuts down most of its business operations relating to the Agreement; or

      v) any sale, assignment or foreclosure of or on you or your successors or representatives' assets required to perform its obligations under the Agreement.

b.) Tivoli/IBM will:

      i) use the Source Code only to support the licenses and rights granted under the Agreement;

      ii)   own any Derivative Works of the Source Code that it creates;

      iii) pay you the royalties specified in the Agreement to maintain its rights to the Source Code; and

      iv) treat Source Code according to the Tivoli/IBM /ServiceWare confidentiality agreement.

c.) You grant Tivoli/IBM, its successors and assigns:

      i)    all right and title to the media containing Source Code;

      ii) a nonexclusive, worldwide copyright license to use, execute, reproduce, display, perform, distribute and prepare Derivative Works of, all Source Code and their Derivative Works. This license also applies to associated audio and visual works. Tivoli/IBM may authorize others to do any of the above; and

      iii) an Irrevocable, nonexclusive, worldwide, paid-up license under any patents and patent applications that are 1) owned or licensable by you now or in the future and 2) required to make, have made, use and have used Source Code and Tools. This license applies to the Source Code or their Derivative Works operating alone or in combination with equipment or software.

If Source Code is released to Tivoli/IBM, Tivoli/IBM retains its rights to the Source Code as provided in the Agreement. This includes Tivoli/IBM's right to use your trademarks and product names.

3.4 In certain situations or in certain geographies it may be advantageous to allow TIVOLI/IBM to provide the Products and Services to customers under an TIVOLI/IBM end user license agreement. In such situations, TIVOLI/IBM will, on a case-by-case basis, obtain your authorization to sublicense the Products to customers under the terms of an TIVOLI/IBM end user license agreement. TIVOLI/IBM is responsible for all licensing terms offered to its customers when TIVOLI/IBM sublicenses the Products under its end user license. Hereafter, every reference in this Agreement regarding TIVOLI/IBM's right to license the Products shall also include TIVOLI/IBM's right to sublicense the Products.

3.5 You acknowledge that licensees of the Products, whether obtained from TIVOLI/IBM, you or a third party, may retain TIVOLI/IBM to perform outsourcing services on their behalf. Notwithstanding any other provision of this Agreement or of any other license agreement, TIVOLI/IBM, when providing outsourcing services to licensees of the Products, will not owe you a fee for the outsourcing a license to such Products. In addition, TIVOLI/IBM will not owe you a fee to transfer the applicable Products to an TIVOLI/IBM or third party computer system which is of like configuration as the computer system for which the Products were licensed for outsourcing purposes. The Products will only be used on behalf of the licensee. Upon expiration or termination of the agreement to provide outsourcing services to the licensee, TIVOLI/IBM's right to use the Products will terminate.

3.6 TIVOLI/IBM customers may include agencies or other units of a government, or third parties under contract with a government ("Public Sector"). In the event a Public Sector customer requires modifications to your End User License Agreement, you agree to negotiate in good faith such requested modifications with TIVOLI/IBM and the Public Sector customer, including the possibility of authorizing TIVOLI/IBM to become the licensor of the Products.

3.7 TIVOLI/IBM customers may include agencies or other units of a federal government, or third parties under contract with a federal government ("Public Sector"). In the event TIVOLI/IBM desires to market your Products to Public Sector customers, the terms and conditions in the "Public Sector Attachment" (attached) shall be considered part of this Agreement.

3.8 You hereby grant TIVOLI/IBM the right and license to use the Products for internal productive use, excluding internal help desk environments, which includes the ability to: (a) use, store, transmit, execute, display or merge the Products with a computer system; (b) use the Products and documentation provided with the Products in support of the use or the Products; and (c) make a copy of the Products and documentation for archival purposes. TIVOLI/IBM's internal use of the Products shall be governed by the terms of this Agreement, the terms of your end user license agreement are specifically excluded.

3.9 You warrant the accuracy of all statements in the attached completed Certificate of Originality. You agree to complete a new Certificate of Originality before adding any New Products to this Agreement.

3.10 Except for the internal use license granted to TIVOLI/IBM in this Section, TIVOLI/IBM may perform any of its rights, licenses and obligations under this Agreement through Subsidiaries, subcontractors, and other companies affiliated with TIVOLI/IBM, such as TIVOLI/IBM Business Partners. The use of such entities by TIVOLI/IBM does not relieve it of its obligations under this Agreement. This Agreement does not grant TIVOLI/IBM or any such entitles any ownership to any of the copyright rights in the Products.

4. Your Responsibilities

4.1 License Agreement: Except in sublicensing situations, TIVOLI/IBM will license the Products to customers under the terms of your end user license agreement (your "License"). TIVOLI/IBM will obtain the customer's signature on your License, if their signature is required. TIVOLI/IBM is not a party to your License and does not assume any obligation for violations of it. You agree to modify your License, if necessary, to comply with the terms and conditions of this Agreement. In the event TIVOLI/IBM.

reasonably requests that you modify your License to comply with the law of a country in the Territory, you agree to 1) consider such a request on a timely basis and 2) not unreasonably withhold your consent to such changes. In addition, you agree to provide a reasonable number of copies of your License to TIVOLI/IBM at no additional charge, written in the local language(s) of each country in the Territory when required by local law or when reasonably requested by TIVOLI/IBM. The terms of this Agreement, including its Attachments, and your License provide specific legal rights; however, other rights may apply or may vary from jurisdiction to jurisdiction.

4.2 Product Source Code: You will deliver to TIVOLI/IBM: (i) one complete copy of the software source code, each Enhanced version of the Products, all Tools, and updates to Tools used for the integration of the Products and TIVOLI/IBM Products described herein, as well as a complete list of all commercially available software required for the development, maintenance or implementation of such software, including updates to the list as soon as practicable.

4.3 Product Masters: You agree to provide to TIVOLI/IBM within 15 days of signing this Agreement, three Gold Master copies of each Product and updates in TIVOLI/IBM format in a form suitable for reproduction, including all demonstration, documentation, packaging and promotional materials. TIVOLI/IBM will provide your branding on the CD packaging in accordance with the guidelines identified in Attachment hereto.

4.4 New Products: You represent that the Products available to TIVOLI/IBM under this Agreement are always the most current release or version that is available to your customers. If you make New Products available to your customers you will offer such New Products to TIVOLI/IBM under terms and pricing to be agreed to in writing. You will give TIVOLI/IBM at least four months notice prior to withdrawing any Product (including any version) from marketing or support.

4.5 Product Returns: In the event a customer returns a Product to TIVOLI/IBM within a reasonable period of time for any reason whatsoever, and TIVOLI/IBM refunds the customer for the amount paid for the Product, you agree that (a) TIVOLI/IBM may deduct the royalty amount paid to you for the returned Product from the next scheduled royalty payment, or (b) you agree to repay the applicable royalty amount per TIVOLI/IBM's instructions.

4.6 Marketing Materials: You agree to provide to TIVOLI/IBM at no additional charge, a reasonable number of copies of the Marketing Materials related to the Products in the local language of each country in the Territory if such translations should become available. You authorize TIVOLI/IBM to alter the Marketing Materials to indicate that TIVOLI/IBM has the authority to market, price, license and provide services for the Products. You also agree to allow TIVOLI/IBM to create and distribute a reasonable number of copies of your Products for demonstration purposes to its sales force and distribution channels, as provided for in this Agreement.

4.7 Product Support: You agree to offer warranty and Maintenance Support Services to TIVOLI/IBM customers that are at least as favorable as those you generally offer to your own customers for the Products. This offer shall be available to TIVOLI/IBM customers during the term of this Agreement and for at least one year after delivery of each Product licensed to an TIVOLI/IBM customer under your License. If a Product does not comply with its warranties, you agree to correct the problem and/or Error without charge and in a timely manner. If you are unable after such efforts to correct the problem and/or Error, you agree to replace or refund the money for the Products not meeting your warranty. TIVOLI/IBM will either return the defective Products to you, or destroy them, at your direction.

4.8 Product Support: As TIVOLI/IBM shall provide Level 1 and Level 2 Maintenance Support to its customers of the Products who have purchased Maintenance Support from TIVOLI/IBM, you agree to provide assistance to TIVOLI/IBM's end user support personnel during normal business hours, and accept calls from TIVOLI/IBM pertaining to Level 3 Maintenance Support matters. TIVOLI/IBM will provide ServiceWare with the information that has been collected, such as a detailed description of the problem, customer contact information, TIVOLI/IBM's attempts at resolution, and TIVOLI/IBM's problem ticket number. It is understood and agreed that ServiceWare will provide Level 3 Maintenance Support.

4.9 Ongoing Support: When TIVOLI/IBM offers Maintenance Support for the Products to customers, you agree to provide Maintenance Support for the Products to TIVOLI/IBM so long as TIVOLI/IBM continues to pay you a royalty for your Services, even if this Agreement has been terminated.

4.10 Market Support: You agree to provide the following market support services to TIVOLI/IBM as reasonably requested during the term of this Agreement, at no additional charge. All of your personnel providing market support will have sufficient Product knowledge and skills to adequately perform the support services requested.

- Marketing Events: You agree to participate in trade shows, executive conferences, and other marketing events, on dates and at locations mutually agreed to by the parties.

- Telephone Support: You agree to provide telephone consulting services during your normal business hours to address technical questions related to demonstration, marketing, operation, use and installation of the Products.

- Pre-sales Support: You agree to provide pre-sales technical support services and demonstration assistance for the Products to TIVOLI/IBM on dates and at locations mutually agreed to by the parties.

4.11 Training: During each 12-month period during the term of this Agreement, you shall conduct marketing/technical training classes related to the demonstration, marketing, installation and use of the Products if requested by Tivoli as agreed to in the Marketing Plan. You agree to provide the training at no charge to TIVOLI/IBM. All training shall be conducted on dates and at locations mutually agreed to by the parties.

5. TIVOLI/IBM's Responsibilities:

5.1 Marketing Activities: Both parties agree they will use reasonable efforts to develop and implement a market support plan for the Products within 90 days. The market support plan may include, at TIVOLI/IBM's sole discretion, the following marketing activities for the Products:

o     identify and qualify customers for the Products

o     demonstrate the Products to customers;

o     develop sales proposals;

o     advertise your Products in various trade magazines and other publications;

o include your Products in trade shows, executive conferences, and other marketing events;

o     implement telemarketing or direct mail campaigns;

o     electronically publish information about your Products.

5.2 Pre-Requisition means TIVOLI/IBM will provide information to the TIVOLI/IBM Sales teams about the value added by using the ServiceWare product in conjunction with TIVOLI/IBM products. TIVOLI/IBM will also recommend that TIVOLI/IBM sales representatives sell the designated ServiceWare product each time a new customer or, when appropriate, an existing customer purchases the identified TIVOLI/IBM Product. ServiceWare Products will be announced via TIVOLI/IBM's usual announcement processes including an RFA (IBM) and a Sales Flash (Tivoli) to the Sales force. For the purpose of clarification, there is no intent on TIVOLI/IBM's part to mandate this requirement to either the customers or the sales force through forced distribution with the identified TIVOLI/IBM Product(s).

5.3 Other Activities: TIVOLI/IBM is responsible for licensing, pricing, ordering, manufacturing and delivering, Level 1 and Level 2 Maintenance Support, first year mandatory Content Subscription services and billing and accounts receivable activities rotated to the Products it sells to customers.

5.4 Formatting for TIVOLI/IBM Products: TIVOLI/IBM shall provide ServiceWare Development team two copies of the Tivoli Service Desk products and updates for the purpose of creating and maintaining the TIVOLI/IBM format of the Products. This toolkit license is provided at no cost to ServiceWare under the terms and conditions of the Development License Agreement attached herein.

6. Royalties

6.1 TIVOLI/IBM will pay you the royalty amount set forth in the following table ("TIVOLI/IBM Rate") for each Product TIVOLI/IBM provides to a customer. TIVOLI/IBM is not obligated to license any minimum quantities. TIVOLI/IBM payments to you will be at the TIVOLI/IBM Rate subject to any withholding tax requirement and/or any applicable transaction based taxes (including, without limitation, sales and value-add taxes), and shall be net of refunds and adjustments reasonably granted to customers. TIVOLI/IBM will not pay you any other payments related to the Products (for example, under any TIVOLI/IBM business partner Agreement). The royalty payments set forth in this Section fully compensate you for your performance under, and for the rights and licenses granted in, this Agreement TIVOLI/IBM shall have full freedom and flexibility in pricing your Products.

6.2 For the term of April 1, 1999 through and including the announcement of release of ServiceWare Edition 15, TIVOLI/IBM shall pay you royalties based on the rates identified in the table below. These rates will terminate upon the TIVOLI/IBM announcement date of Edition 15, but shall be extended to any outstanding orders or quotes identified by the product numbers of 5697-KNS, 5697-KR3 and 5697-KDS as of the announcement date.

Product Type        Product Name                            Tivoli/IBM rate
------------------------------------------------------------------------------
Products--Server    Knowledge Pak Desktop Suite (KPDS)      [***]
                    Knowledge Pak Network Suite (KPNS)      [***]
                    Knowledge Pak SAP R/3 Suite (KPSS)      [***]
-------------------------------------------------------------------------------
Services--Server    Annual Subscription Agreements (ASA):   [***]
                    Knowledge Pak Desktop Suite (KPDS)      [***]
                    Knowledge Pak Network Suite (KPNS)      [***]
                    Knowledge Pak SAP R/3 Suite (KPSS)      [***]
-------------------------------------------------------------------------------


6.3 Upon TIVOLI/IBM's announcement of Edition 15, annually, three months following the end of the prior calendar year, TIVOLI/IBM will calculate the aggregate amount of all royalties that would have been payable to you in such prior calendar year if the applicable Minimum TIVOLI/IBM Rate (i.e., floor), identified in the table below, per license had been used to calculate quarterly payments, instead of the applicable percent of TIVOLI/IBM revenue specified herein. If the aggregate amount of royalties paid to you for such calendar year was less than the floor amount, TIVOLI/IBM will pay you the difference, as an annual minimum royalty adjustment, with the next scheduled payment.

                                                                                        Minimum
Product Type              Product Name(3)                         TIVOLI/IBM Rate(1)    TIVOLI/IBM Rate(1)
---------------------------------------------------------------------------------------------------------
Products - Server        Knowledge Pak Desktop Suite (KPDS)      32.7% of TIVOLI/IBM    $[***] per server
                         Knowledge Pak SAP R/3 Suite (KPSS)      Revenue for Products
---------------------------------------------------------------------------------------------------------
Products - Seats(2)      Knowledge Pak Desktop Suite (KPDS)      32.7% of TIVOLI/IBM    $[***] per seat
                         Knowledge Pak SAP R/3 Suite (KPSS)      Revenue for Products
---------------------------------------------------------------------------------------------------------
Outsourcer(3) -          Knowledge Pak Desktop Suite (KPDS)      32.7% of TIVOLI/IBM    $[***] per server
Server & Services        Knowledge Pak SAP R/3 Suite (KPSS)      Revenue for Products
---------------------------------------------------------------------------------------------------------
Services - Server        Annual Subscription Agreements (ASA):   60% of TIVOLI/IBM      $[***] per server
                         Knowledge Pak Desktop Suite (KPDS)      Revenue for ASA'S
                         Knowledge Pak SAP R/3 Suite (KPSS)
---------------------------------------------------------------------------------------------------------
Services - Seat(1)       Annual Subscription Agreements (ASA):   60% of TIVOLI/IBM      $[***] per seat
                         Knowledge Pak Desktop Suite (KPDS)      Revenue for ASA'S
                         Knowledge Pak SAP R/3 Suite (KPSS)
---------------------------------------------------------------------------------------------------------

NOTES: (1) International uplift for Products is 0%.
       (2) Seats - Must purchase a minimum of 5 seats. Additional seats may be purchased in quantities of single units.
       (3) Outsourcer License is an annual license only and includes subscription service for one year.

6.4 In no event will ServiceWare receive less than [***] in cumulative annual payments for the term of this Agreement.

6.5 In the event the annual commitment level exceeds a cumulative amount of [***] over the term of this agreement, TIVOLI/IBM will pay you at the rate equal to an [***] discount from your list price for products as indicated in the table below:


Product Type              Product Name(3)                         TIVOLI/IBM Rate(1)    TIVOLI/IBM Floor(1)
-----------------------------------------------------------------------------------------------------------
Products - Server        Knowledge Pak Desktop Suite (KPDS)      23% of TIVOLI/IBM      $[***] per server
                         Knowledge Pak SAP R/3 Suite (KPSS)      Revenue for Products
-----------------------------------------------------------------------------------------------------------
Products - Seats(2)      Knowledge Pak Desktop Suite (KPDS)      23% of TIVOLI/IBM      $[***] per seat
                         Knowledge Pak SAP R/3 Suite (KPSS)      Revenue for Products
-----------------------------------------------------------------------------------------------------------
Outsourcer(3) -          Knowledge Pak Desktop Suite (KPDS)      23% of TIVOLI/IBM      $[***] per server
Server & Services        Knowledge Pak SAP R/3 Suite (KPSS)      Revenue for Products
-----------------------------------------------------------------------------------------------------------
Services - Server        Annual Subscription Agreements (ASA):   60% of TIVOLI/IBM      $[***] per server
                         Knowledge Pak Desktop Suite (KPDS)      Revenue for ASA'S
                         Knowledge Pak SAP R/3 Suite (KPSS)
-----------------------------------------------------------------------------------------------------------
Services - Seat(1)       Annual Subscription Agreements (ASA):   60% of TIVOLI/IBM      $[***] per seat
                         Knowledge Pak Desktop Suite (KPDS)      Revenue for ASA'S
                         Knowledge Pak SAP R/3 Suite (KPSS)
-----------------------------------------------------------------------------------------------------------

NOTES: (1) International uplift for Products is 0%.
       (2) Seats - Must purchase a minimum of 5 seats. Additional seats may be purchased in quantities of single units.
       (3) Outsourcer License is an annual license only and includes subscription service for one year.

6.6 In the event TIVOLI/IBM finds it necessary to offer a customer a special discount, TIVOLI/IBM may request a lower TIVOLI/IBM Rate for such transaction. If you agree to such lower TIVOLI/IBM Rate, you will provide to TIVOLI/IBM in writing (to include either electronic mail or a facsimile transmission) your approval to adjust the TIVOLI/IBM Rate.

6.7 You agree to give TIVOLI/IBM the benefit of any published list price decreases you offer for Products not yet purchased by customers from the date a price decrease becomes effective. In the event TIVOLI/IBM finds it necessary to reduce its published list price for the Products, TIVOLI/IBM may request a lower TIVOLI/IBM Rate. If you agree to any such lower TIVOLI/IBM Rate, a letter amendment specifying such lower TIVOLI/IBM Rate and the effective date will be signed by the parties.

6.8 You agree to give TIVOLI/IBM 120 days prior written notice of any changes to your list price for the Products. The parties will sign an amendment to this Agreement indicating the new TIVOLI/IBM Rate based on the same percentage of your list price as currently established under this Agreement. The parties agree that any increases to your list prices will not increase the TIVOLI/IBM Rate more than once per calendar year; however, any decreases to your list price during the calendar year will have a subsequent change to the TIVOLI/IBM Rate. The parties also agree that any proposals submitted by TIVOLI/IBM to customers before the effective date of any TIVOLI/IBM Rate increase shall be based on the lower TIVOLI/IBM Rate.

6.9 TIVOLI/IBM has no royalty obligation for Products used for the following purposes:

o     marketing, demonstrations, customer evaluations and trial use;

o     Product training and education;

o     Product maintenance and support;

o     backup and archival purposes;

o a licensed customer's installation and use of a second copy of the products at home or on a mobile computer, provided the products are not active on more than one machine at the same time;

o     Basic Enhancements and Error corrections; or

o     warranty replacement copies of the Products

6.10 Royalties are paid against revenue recorded by TIVOLI/IBM in a royalty payment quarter. A royalty payment quarter begins on the first business day of the calendar quarter and ends on the last business day of the calendar quarter (e.g., January 1 through March 31). TIVOLI/IBM shall make payments to you 45 days following the close of the royalty payment quarter in which TIVOLI/IBM records that a customer has acquired a royalty bearing license and recognizes revenue for the Product and/or Service. All payments to you shall be net of refunds, adjustments, and if applicable, taxes. Payment will be accompanied by a summary of the basis for determining its amount and shall identify the relevant customer by number. TIVOLI/IBM will maintain relevant records to support the payment amount for a period of two (2) years from the date of the related payment. Payment will be made by wither electronic funds transfer, or by mail. Payment is deemed to be made on the date of electronic funds transfer, or on the date of mailing, as applicable. All payments will be made in U.S. dollars. Payments based on foreign revenue will be converted to U.S. dollars at the rate of exchange published by Reuters Financial Service on approximately the same day each quarter.

7.Warranty

You represent and warrant on an ongoing basis that

o (a) you have sufficient rights to the Products (including associated marks and names) to grant TIVOLI/IBM the rights specified in this Agreement, and to grant customers the rights specified in your End User License agreement

o (b) the Products conform to their published specifications and any written representations made by you to TIVOLI/IBM or customers;

o (c) the Products (including but not limited to Marketing Materials) do not infringe any patent, copyright, trademark or trade secret or any other intellectual property rights of any third party, and do not contain any virus or other harmful code;

o (d) at the time of signing this Agreement, you are not aware of any claims against you regarding the Products;

o (e) you comply with any and all laws and/or regulations, Including but not limited to, export laws and/or regulations regarding (i) the classification of the Products; and (ii) distribution of encrypted code contained in the Products;

o (f) the Products, when used in accordance with their associated documentation, are capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example, hardware, software and firmware) used with the Products properly exchange accurate date data with the Products; and

o (g) when available and where applicable, the Products are euro-ready such that they will correctly process, send, receive, present, store, and convert monetary data in the euro denomination, respecting the euro currency formatting conventions (including the euro symbol).

If any Product does not comply with the warranties set forth in subparagraph
(b), (f) or (g) above during the first year after acceptance by the applicable customer, you agree to correct the deficiency without charge or replace the Product in a timely manner. This provision does not limit any other rights and remedies we may have under this Agreement.

EXCEPT AS PROVIDED IN THIS AGREEMENT, WE UNDERSTAND AND AGREE THAT YOU DO NOT MAKE ANY WARRANTY OF ANY KIND TO US WITH RESPECT TO THE PRODUCTS, SERVICES AND MARKETING MATERIALS, EITHER EXPRESS OR IMPLIED. WE UNDERSTAND AND AGREE THAT YOU EXPRESSLY EXCLUDE ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8. Indemnification

You will defend and Indemnify TIVOLI/IBM, its customers and its and their end users, if a third party makes a claim against them, whether actual or alleged, based on your breach of any of the warranties contained in Section 8, entitled "Warranty". If an infringement claim of any type appears likely or is made against TIVOLI/IBM or customers, about a Product, you will obtain the necessary rights for TIVOLI/IBM, and customers to continue exercising all rights granted under this Agreement, or you will modify the Product or its name so that it is non-infringing, or replace it with a Product that is functionally equivalent. In addition to any remedies specified in this Agreement, TIVOLI/IBM may pursue any other remedy it may have in law or in equity. You will pay any settlement amounts you authorize and all costs, damages and attorneys' fees that a court finally awards if TIVOLI/IBM promptly provides you notice of the claim, and allows you to control and cooperates with you in the defense of the claim and settlement negotiations. TIVOLI/IBM may participate in the proceedings at its option and expense.

9. Limitation of Liability

Except for claims arising under Section 8, entitled "indemnification", for personal injury, property damage or infringement of intellectual property rights, neither party shall be liable to the other for any economic consequential damages (including lost profits or savings) or incidental damages, even if advised that they may occur. Except for claims arising under Section 8, entitled "Indemnification", for personal injury, property damage or infringement of intellectual property rights, each party's liability for any claim will be limited to the greater of the amounts paid or owing to you hereunder for the twelve month period ending on the date the claim was made or the charges for the Product or Service that is the subject of the claim. Notwithstanding anything to the contrary in this Agreement, if TIVOLI/IBM negotiates terms with any customer that extend the limits of liability beyond those In this Agreement, you agree to extend the limits of your liability to match those terms. In no event would the extension or the limitation of liability exceed that which TIVOLI/IBM negotiates for its related software.

10. Term and Termination

10.1 This Agreement shall be effective July 1, 1999 when signed by both parties and shall remain in effect for one year unless extended by mutual written agreement or terminated as set forth below.

10.2 TIVOLI/IBM may terminate this Agreement for convenience on 90 days prior written notice to you. In recognition of the initial costs associated with TIVOLI/IBM's marketing efforts for your Products, you may not terminate this Agreement for convenience during the first 12 months after its execution. After the first 12 months you may terminate this Agreement for convenience with 90 days prior written notice to TIVOLI/IBM. The effective date of termination will be specified in such prior written notice. If TIVOLI/IBM cancels this agreement under this section 10.2 TIVOLI/IBM will be liable for the minimum amount set forth in section 6.4 payable on the effective date of termination.

10.3 Either party may terminate this Agreement if the other materially breaches its obligations. The termination must be by written notice specifically identifying the breach upon which it is based and will become effective 90 days after the notice, unless the breach is corrected during the 90 days.

10.4 At the end of the Agreement TIVOLI/IBM will either return to you, or destroy, any copies of the Products which TIVOLI/IBM has in its inventory, provided all orders have been fulfilled. TIVOLI/IBM may continue marketing any Products in its distribution channels at the time of termination.

10.5 Any terms of this Agreement which by their nature extend beyond the day this Agreement ends remain in effect until fulfilled, and apply to respective successors and assignees. Upon termination of this Agreement, all rights and licenses granted by you to TIVOLI/IBM shall cease, except TIVOLI/IBM shall continue to have all necessary rights and licenses to perform the following activities: (a) TIVOLI/IBM may sell, lease, license and distribute any inventory of Products, (b) TIVOLI/IBM may continue to exercise the rights and licenses granted under this Agreement for up to four months after termination to fill customer orders TIVOLI/IBM receives before the termination date, and (c) for as long as necessary to provide maintenance and support to TIVOLI/IBM customers. If either party terminates for convenience, each party's payment obligations shall survive and be due and payable within forty-five days after the end of the quarter of termination. All rights and licenses granted to TIVOLI/IBM's customers shall survive and continue and shall in no way to affected by the termination of this Agreement.

11. Information

All Information exchanged under this Agreement is non-confidential. Neither party shall disclose the terms of this Agreement to any third party without the other party's prior written consent, except to the extent necessary to establish each party's rights hereunder, or, as required by applicable law or regulations. You agree not to issue press releases or other publicity regarding this Agreement or the relationship under it without TIVOLI/IBM's prior written approval.

12. Taxes

Each party is responsible for complying with the collection, payment, and reporting of all taxes imposed by any governmental authority applicable to its activities in connection with the sale, lease, delivery or license of the Products under this Agreement. Neither party is responsible for taxes that may be imposed on the other party. Situations may arise where governmental authorities require TIVOLI/IBM to withhold from amounts payable to you. In such cases, TIVOLI/IBM may withhold the amount of taxes due from payments to be made to you under this Agreement and remit the taxes withheld to the governmental authority. Upon request, TIVOLI/IBM will provide you with documentation justifying the withholding amount. As a reseller of your products, TIVOLI/IBM is not required to pay you, and you agree not to charge TIVOLI/IBM for, taxes for the Products which are sold by TIVOLI/IBM in the Territory.

13. Audit

You may, not more than once each calendar year this Agreement is in effect and only on 90 days prior written notice, request access to relevant TIVOLI/IBM records to a third party auditor, chosen and compensated by you for purposes of audit. Such third party auditor will report to both parties only the amounts overpaid or underpaid during the period examined. The audit will be conducted during normal business hours at TIVOLI/IBM's office and in such a manner as not to interfere with TIVOLI/IBM's normal business activities. The auditor will sign a confidentiality agreement.

14. General

14.1 Neither party guarantees the success of any marketing effort it engages in for the Products. Either party may independently develop, acquire, and market materials, equipment, or programs that may be competitive with (despite any similarity to) the other party's products or services. Each party is responsible for its own costs, including all business, travel and living expenses incurred by the performance of this Agreement.

14.2 Neither party has relied on any promises, inducements or representations by the other, except those expressly stated in this Agreement. This Agreement is not to be construed as a commitment or obligation, express or implied, on the part of TIVOLI/IBM that TIVOLI/IBM will market, sell, purchase, or license any Products under this Agreement.

14.3 Neither party will assign their rights or delegate or subcontract their duties under this Agreement to third parties or affiliates without the prior written consent of the other party, such consent not to be withheld unreasonably.

14.4 Neither party will bring a legal action against the other more than two years after the cause of action arose. Each party waives a jury trial in any dispute. Failure by either party to demand strict performance or to exercise a right does not prevent either party from doing so later.

14.5 The parties are independent contractors. Personnel you supply are deemed your employees and are not for any purpose considered employees or agents of TIVOLI/IBM. Each party assumes full responsibility for the actions of its personnel while performing its obligations under this Agreement and is solely responsible for their direction and compensation. This Agreement does not create any obligations for TIVOLI/IBM in any way limiting or restricting the assignment of its employees. TIVOLI/IBM and its employees are free to use any information, processing ideas, concepts or techniques disclosed in the Products for any purpose whatsoever, subject to your statutory patent and copyright rights.

14.6 The laws of New York govern this Agreement. The United Nations' Convention on the International Sale of Goods does not apply.

14.7 Force Majeure: Neither party will be in default or liable for any delay or failure to comply with this Agreement due to any act beyond the control of the affected party, excluding labor disputes, provided such party immediately notifies the other.

Exhibit - End User License
--------------------------------------------------------------------------------

          A sample copy of your End User License Agreement is attached.

                                                                     ServiceWare
                                                                             Inc
--------------------------------------------------------------------------------

                  ServiceWare, Inc. End-User License Agreement
                         Content and Software Product(s)

YOU SHOULD READ THE FOLLOWING TERMS AND CONDITIONS CAREFULLY BEFORE INSTALLING OR USING THE SERVICEWARE PRODUCT WHICH HAS BEEN DELIVERED TO YOU WITH THIS LICENSE AGREEMENT. USE OR INSTALLATION OF THE PRODUCT INDICATES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS. IF YOU NEED A TRANSLATION OF THE FOLLOWING TERMS AND CONDITIONS, PLEASE CONTACT SERVICEWARE IMMEDIATELY WITHOUT INSTALLING OR USING THE SERVICEWARE PRODUCT. IF YOU DO NOT WISH TO ACCEPT THESE TERMS AND CONDITIONS, YOU SHOULD RETURN THE SERVICEWARE PRODUCT IMMEDIATELY AND ANY LICENSE FEES WHICH YOU HAVE PAID FOR THE SERVICEWARE PRODUCT WILL BE REFUNDED TO YOU. *

1. DEFINITIONS.

      "Content Product" means the knowledge-base product delivered on CD, including the knowledge structures, all accompanying text, graphics and multimedia, embedded software utilities, and online and hard copy documentation.

      "Outsourcer" means a company that uses the Product to provide help desk services to third parties for products other than those sold to the third parties by the Outsourcer, in exchange for fees or other compensation.

      "Product(s)" means the "Content Product(s)" and the "Software Product(s)" licensed hereunder, and any corrections, bug fixes, enhancements, updates or other modifications thereto which are made generally available and provided to you as part of Maintenance or Content Subscription Services, as applicable.

      "Seller" means an authorized representative of Serviceware who is selling the Product license to you.

      "Services" means Customer Support Services provided hereunder.

      "Software Product" means computer software program(s) in object code only including online and hardcopy documentation.

      "We", "us", "our" and "ServiceWare" means ServiceWare, Inc.

      "You", "your", and "Customer" means the party purchasing an end-user license to use the Product

2. PRODUCT LICENSE GRANT. Subject to the terms and restrictions set forth in this Agreement, ServiceWare grants to you a non-exclusive, non-transferable, perpetual license for the Product provided hereunder solely to:

      i) permit use of the Content or Software Product by as many authorized users or on as many servers as you have purchased rights for; and

      ii) use the Content or Software Product for your organization's internal purposes (including use by your third-party consultants who agree to be bound by the terms conditions of this Agreement); and

      iii) copy the Content or Software Product for testing, archival or disaster recovery purposes; and

      iv)   use the Software Product to develop custom knowledge bases; and

      v) copy, modify, transmit and distribute custom knowledge bases you create using the Software Product provided, however, that the custom knowledge bases created by you do not contain (a) the Content Product, in whole or in part, or (b) the Software Product, in whole or in part, and

      vi) modify the Content Product (exclusive of software utilities contained therein), by

            1) adding content developed by you in order to enhance the usability of the Content Product ("Modifications"); provided that (a) the Modifications must be done in a manner that does not alter the technical accuracy of the information contained in the Content Product, (b) the use of any such Modifications by you in conjunction with the Content Product shall be subject to the terms and conditions for use of the Content Product under this Agreement; and
            (iii) nothing in this Agreement shall in any manner limit ServiceWare from independently developing any content or products which are similar or identical to the Modifications. You shall be free to copy, modify, distribute and use such Modifications in any manner provided that such modifications do not contain the Content Product, in whole or in part; or

            2) modifying ServiceWare content solutions contained in the Content Product, provided that we retain all right, title and interest in and to such modified content solutions; such modified content solutions shall be subject to the same terms and conditions for use of the Content Product under this Agreement.


ServiceWare, Inc. End-User License Agreement (rev. 3-1-99)           Page 1 of 4

                                                                     ServiceWare
                                                                             Inc
--------------------------------------------------------------------------------

3. PRODUCT LICENSE RESTRICTIONS. You may not:

      i) use the Content Product for the purpose of treating or augmenting a third party's knowledge base, database, document or software except as authorized by us; or

      ii) copy any portions of the Content or Software Product, except as described in Section 2.iii of this Agreement; or

      iii) distribute or otherwise make the Content or Software Product or any portion of the Content or Software Product, available to any third party (except as permitted in 2.ii, above) by way of the World Wide Web or other means, without the prior written permission of ServiceWare; or

      iv) reverse-engineer, disassemble, decompile, create a derivative work, or make any attempt to discover the source code of the Software Product; or

      v) assign, re-sell, sub-license, rent, or lease any portion of the Content or Software Product; or

      vi) translate the content into another language, or allow the content to be translated by other parties; or

      vii) use the Product if you are an Outsourcer without entering into a ServiceWare Outsourcer License Agreement.

4. COPYRIGHT/CONFIDENTIALITY PROTECTION. Subject to your right to make Modifications as set forth in Section 2.vi, you recognize that ServiceWare retains all intellectual property rights in the Product and ServiceWare confidential information, including without limitation, all derivative works thereto. You hereby assign to ServiceWare all intellectual property rights you may now or hereafter possess in the Product and ServiceWare confidential information, and all derivative works thereof, and agree to (a) execute all documents, and take all actions, that may be necessary to confirm such rights; and (b) retain all proprietary marks, legends and patent and copyright notices that appear on the Product and the ServiceWare confidential information delivered to you by ServiceWare and all partial copies thereof. You may not copy or otherwise use the Product and any related documentation, in whole or in part, except as expressly permitted in this Agreement. You recognize that the Product contains certain confidential information, and you must reasonably protect the confidential information contained in the Product and provide at least the same safeguards afforded your own confidential information, but in no event, shall you apply less than a reasonable standard of care to protect the confidentiality of our confidential information. Service Ware does not authorize importing or publishing a third party's intellectual property or any portion thereof, using the Software Product. Use of any third party's intellectual property or software product(s) or other information shall be governed by a separate license agreement between you and such third party(s).

We agree to defend or, at our option, settle any action or claim asserted against you based upon a third party's claim that the use of the Product as delivered by ServiceWare, infringes a United States patent, copyright, trade name or trade secret, provided that we are given prompt notice of the action or claim, the right to control and direct the investigation, defense and settlement thereof; and that you shall reasonably cooperate with us regarding the foregoing. If such a claim arises, we will, at our option, either procure the right for you to continue using the Product or repair or replace the Product so that it is non-infringing, or if we determine that neither of the foregoing are commercially reasonable, terminate the Product license and refund a prorated portion of the license fees paid for the Product, such proration to be calculated on the basis of a sixty (60) month useful life, plus any pre-paid and unused Annual Subscription Services or Maintenance fees.

We will not be liable for a claim of infringement based on (i) use of other than the latest unmodified release of the Product available or any modifications made by you or other third party; (ii) use or combination of the Product with non-ServiceWare programs if infringement would not have occurred without the combination; or (iii) use of the Product by you after receiving notice they infringe a third party's proprietary rights.

5. TERM AND TERMINATION. This Agreement becomes effective upon execution of a ServiceWare Sales Order Form referencing this Agreement or upon your installation or use of the Product, whichever occurs first, and this Agreement and any licenses granted hereunder shall remain in effect unless terminated as provided herein. This Agreement and/or the Licenses granted hereunder, as applicable, will terminate automatically based on an uncured material breach by either party, provided that the breaching party is given thirty (30) days prior written notice of termination as an opportunity to cure such breach. Upon termination for any reason, you agree that you will destroy or return to us all copies of the Product and related documentation.

Sections 4, 6, 7, and 11 shall survive termination of this Agreement.


ServiceWare, Inc. End-User License Agreement (rev. 3-1-99)           Page 2 of 4

                                                                     ServiceWare
                                                                             Inc
--------------------------------------------------------------------------------

6. LIMITED WARRANTY.

i) We warrant that for a period of ninety (90) days from the date the Content Product is shipped to you; and for twelve (12) months from the date the Software Product is shipped to you: (1) the media on which the Product is distributed to you will be free from material defects in materials and workmanship; and (2) the Product will perform substantially in accordance with the written, published specifications produced solely by us for the functionality and operability of the Product. Any written or oral information or advice given by our resellers, distributors, agents or employees will in no way increase the scope of this warranty.

ii) ServiceWare warrants that each Product as delivered to you shall, under normal use and service process calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality, data integrity and performance, as each Product processes calendar dates on or before November 31, 1999. We will not be liable for failure to process calendar dates caused by any computer hardware or software not supplied by us, including without limitation the failure to provide or process compliant date data by such non-ServiceWare hardware or software, use of prior versions of the Product or any alteration, modification or misuse of the Product.

iii) We will not be liable for problems in the Product caused by alteration or modification by you of the Product or the software application it is intended to run on, or for problems arising out of the malfunction of any computer hardware or software not supplied by us. If the Product fails to comply with the warranties set forth above, our entire liability and your exclusive remedy will be replacement of the media on which the Product was distributed or, at our option, our reasonable effort to make the Product meet the warranty set forth above.

iv) This limited warranty applies only if you return all copies of the Product with a copy of your paid invoice to us at 333 Allegheny Avenue, Oakmont, PA 15139 or to the Seller within the applicable warranty period for the applicable Product. If we and the Seller cannot make the Product conform to the above warranty, we will refund a portion of the license fees paid, pro-rated over the term of the initial warranty period. Any replacement Product will be warranted for the remainder of the original warranty period or for thirty (30) days from the date you received the replacement, whichever is longer.

v) All Services provided by us hereunder will be performed in professional manner by qualified personnel.

SERVICE WARE MAKES NO WARRANTIES REGARDING THE USEFULNESS OR ACCURACY OF THE CONTENT PROVIDED HEREUNDER AS PART OF THE CONTENT PRODUCT. WE DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE PRODUCT OR SERVICES. Some jurisdictions do not allow exclusion of implied warranties, so the above exclusion may not apply to you. This limited warranty gives you specific legal rights, and you may have others which vary from jurisdiction to jurisdiction.

7. LIMITATION OF LIABILITY. IN NO EVENT SHALL WE OR THE SELLER BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE, FURNISHING OR PERFORMANCE OF THE PRODUCT, EVEN IF WE OR THE SELLER HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL OUR LIABILITY EXCEED THE FEES PAID BY CUSTOMER HEREUNDER THE LIMITATIONS SET FORTH IN THIS SECTION SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. Because some states do not allow the exclusion or limitation of liability for consequential, incidental or special damages, the above limitation may not apply to you.


ServiceWare, Inc. End-User License Agreement (rev. 3-1-99)           Page 3 of 4

                                                                     ServiceWare
                                                                             Inc
--------------------------------------------------------------------------------

8. MAINTENANCE, SUBSCRIPTION SERVICES AND SUPPORT. This Section 8. applies only if the Product license was purchased directly from ServiceWare. Otherwise, Maintenance, Subscription Services and Support shall be provided to you as indicated to you by the Seller.

i) Maintenance for Software Products. Maintenance for Software Products is available for the initial annual term and any renewal thereof at ServiceWare's then-current fees. For such initial maintenance term and any renewal thereof, maintenance shall include Customer Support Services and all updates an enhancements which are made generally available at no additional charge to our customers who are current on Maintenance.

ii) Subscription Services for Content Products. Annual Subscription Services are available for the initial annual term and any renewal thereof at ServiceWare's then-current fees. Subscription Services for Content Products shall include Customer Support Services and updated content which is made generally available at no additional charge to our customers who are participating in the Subscription Services.

iii) Customer Support Services. Customer support shall entail telephone and e-mail assistance and consultation to resolve problems with the Product and shall be provided to those Customers who have purchased either Maintenance or Subscription Services, as applicable, according to our then-current customer support practices. We shall have no obligation to provide support if a problem is caused by a malfunction of hardware, software not supplied by us, modification of the Product not made by us, operator error, or use of the Product in a manner not in accordance with the operating instructions for the Product.

9. EXPORT. You agree that you will not knowingly export or transmit the Product directly or indirectly, to any restricted countries or in any manner that would violate United States laws and regulations as shall from time to time govern the license and delivery of technology abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, and any export administration regulations issued thereafter.

10. U.S. GOVERNMENT RESTRICTED RIGHTS. If you are licensing the Product on behalf of the U.S. Government (the "Government"), the following provisions apply to you. If the Product is supplied to the Department of Defense ("DoD"), it is classified as "Commercial Computer Software" under paragraph 252.227-7014 of the DoD Supplement to the Federal Acquisition Regulations ("DFARS") (or any successor regulations) and the Government is acquiring only the license rights granted herein (the license rights customarily provided to non-Government users). If the Product is supplied to any unit or agency of the Government other than the DoD, it is classified as "Restricted Computer Software" and the Government's rights in the Product are defined in paragraph 52.227-19 of the Federal Acquisition Regulations ("FAR") (or any successor regulations) or, in the case of NASA, in paragraph 18.52.227-86 of the NASA Supplement to the FAR (or successor regulations).

11. GENERAL. The limitations of warranty and liability described in Sections 6. and 7. of this Agreement shall inure to the benefit of our licensors having an interest in the Product. This Agreement may not be assigned by you without our prior written consent. If any provision of this Agreement is held to be invalid and unenforceable under any circumstances, its application in any other circumstances and the remaining provisions of this Agreement shall not be affected. No waiver of any right under this Agreement by either party shall be effective unless given in writing by that party. No waiver of any right by either party shall be deemed to be a waiver of any other right arising under this Agreement.

This Agreement is governed by the laws of the Commonwealth of Pennsylvania. The sole forums for resolving disputes arising under or relating to this Agreement shall be the State and Federal Courts of the Commonwealth of Pennsylvania, and the parties hereby consent to the jurisdiction of such courts and agree that venue shall be in Allegheny County, Pennsylvania.

12. ENTIRE AGREEMENT, YOU AGREE THAT THIS AGREEMENT AND ANY APPLICABLE SERVICEWARE SALES ORDER FORM IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN YOU AND US, AND THAT IT SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENT, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATION RELATING TO THE SUBJECT MATTER HEREOF. WE ARE NOT BOUND BY ANY PROVISION OF ANY PURCHASE ORDER, RECEIPT, ACCEPTANCE, CONFIRMATION, CORRESPONDENCE OR OTHERWISE, UNLESS WE SPECIFICALLY AGREE TO THE PROVISION IN WRITING. NO VENDOR, DISTRIBUTOR, PROVIDER, RESELLER, OEM, SALES REPRESENTATIVE OR OTHER PERSON IS AUTHORIZED TO MODIFY THIS LICENSE AGREEMENT OR TO MAKE ANY WARRANTY, REPRESENTATION OR PROMISE REGARDING THE PRODUCT WHICH IS DIFFERENT FROM THOSE SET FORTH IN THIS LICENSE AGREEMENT.

* The Knowledge-Pak Viewer(TM) Product contains technology licensed by Verity, Inc. and use of such technology by End-Users is governed by all terms and restrictions of this Agreement. Verity, Inc. reserves all rights in the licensed technology.


ServiceWare, Inc. End-User License Agreement (rev. 3-1-99)           Page 4 of 4

Exhibt-Outsourcer License
-------------------------------------------------------------------------------

A sample copy of your Outsourcer License Agreement is attached.

Tivoli SW SDMP

                                                                     ServiceWare
                                                                             Inc
--------------------------------------------------------------------------------

                 ServiceWare, Inc. Outsourcer License Agreement
                         Content and Software Product(s)

YOU SHOULD READ THE FOLLOWING TERMS AND CONDITIONS CAREFULLY BEFORE INSTALLING OR USING THE SERVICEWARE PRODUCT WHICH HAS BEEN DELIVERED TO YOU WITH THIS LICENSE AGREEMENT. USE OR INSTALLATION OF THE PRODUCT INDICATES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS. IF YOU NEED A TRANSLATION OF THE FOLLOWING TERMS AND CONDITIONS, PLEASE CONTACT SERVICEWARE IMMEDIATELY WITHOUT INSTALLING OR USING THE SERVICEWARE PRODUCT. IF YOU DO NOT WISH TO ACCEPT THESE TERMS AND CONDITIONS, YOU SHOULD RETURN THE SERVICEWARE PRODUCT IMMEDIATELY AND ANY LICENSE FEES WHICH YOU HAVE PAID FOR THE SERVICEWARE PRODUCT WILL BE REFUNDED TO YOU. *

1. DEFINITIONS.

      "Authorized Users" means your employees and your third-party consultants who agree to be bound by the terms and conditions of this Agreement.

      "Client(s)" means third parties to whom you provide help desk services in exchange for fees or other compensation.

      "Content Product" means the knowledge-base product delivered on CD, including the knowledge structures, all accompanying text, graphics and multimedia, embedded software utilities, and online and hard copy documentation.

      "Outsourcer" means a company that uses the Product to provide help desk services to third-party Clients for products other than those sold to the Clients by the Outsourcer, in exchange for fees or other compensation.

      "Product(s)" means the "Content Product(s)" and the "Software Product(s)" licensed hereunder, and any corrections, bug fixes, enhancements, updates or other modifications thereto which are made generally available and provided to you as part of Maintenance or Content Subscription Services, as applicable.

      "Seller" means an authorized representative of ServiceWare who is selling the Product license to you.

      "Services" means Customer Support Services provided hereunder.

      "Software Product" means computer software program(s) in object code only including online and hardcopy documentation.

      "We", "us", "our" and "ServiceWare" means ServiceWare, Inc.

      "You", "your", and "Customer" means the party purchasing an end-user license to use the Product.

2. PRODUCT LICENSE GRANT. Subject to the terms and restrictions set forth in this Agreement, ServiceWare grants to you a non-exclusive, non-transferable, license for the Product provided hereunder solely to:

      i) permit use of the Content Product by up to two hundred (200) Authorized Users per each server licensed hereunder; and

      ii) permit use of the Software Product by as many Authorized Users as you have purchased rights for; and

      iii) use the Content or Software Product for your organization's internal purposes and for the benefit of your Clients; and

      iv) copy and transmit solutions contained within the Content Product(s) for the sole purpose of providing service and assistance to your Clients; and

      v) copy the Content or Software Product for testing, archival or disaster recovery purposes; and

      vi)   use the Software Product to develop custom knowledge bases; and

      vii) copy, modify, transmit and distribute custom knowledge bases you create using the Software Product provided, however, that the custom knowledge bases created by you do not contain (a) the Content Product, in whole or in part, or (b) the Software Product, in whole or in part; and


ServiceWare, Inc. End-User License Agreement (rev. 3-1-99)                1 of 5

                                                                     ServiceWare
                                                                             Inc
--------------------------------------------------------------------------------

      viii) modify the Content Product (exclusive of software utilities contained therein), by

            1) adding content developed by you in order to enhance the usability of the Content Product ("Modifications"); provided that (a) the Modifications must be done in a manner that does not alter the technical accuracy of the information contained in the Content Product, (b) the use of any such Modifications by you in conjunction with the Content Product shall be subject to the terms and conditions for use of the Content Product under this Agreement; and
            (iii) nothing in this Agreement shall in any manner limit ServiceWare from independently developing any content or products which are similar or identical to the Modifications. You shall be free to copy, modify, distribute and use such Modifications in any manner provided that such Modifications do not contain the Content Product, in whole or in part, or

            2) modifying ServiceWare content solutions contained in the Content Product, provided that we retain all right, title and interest in and to such modified content solutions; such modified content solutions shall be subject to the same terms and conditions for use of the Content Product under this Agreement.

3. PRODUCT LICENSE RESTRICTIONS. You may not:

      i) use the Content Product for the purpose of creating or augmenting a third party's knowledge base, database, document or software except as authorized by us; or

      ii) copy any portions of the Content or Software Product, except as described in Sections 2.iv and v of this Agreement; or

      iii) distribute or otherwise make the Content or Software Product or any portion of the Content or Software Product, available to any third party by way of the World Wide Web or other means, without the prior written permission of ServiceWare; or

      iv) reverse-engineer, disassemble, decompile, create a derivative work, or make any attempt to discover the source code of the Software Product; or

      v) assign, re-sell, sub-license, rent, or lease any portion of the Content or Software Product; or

      vi) translate the content into another language, or allow the content to be translated by other parties.

4. COPYRIGHT/CONFIDENTIALITY PROTECTION. Subject to your right to make Modifications as set forth in Section 2.viii, you recognize that ServiceWare retains all intellectual property rights in the Product and ServiceWare confidential information, including without limitation, all derivative works thereto. You hereby assign to ServiceWare all intellectual property rights you may now or hereafter possess in the Product and ServiceWare confidential information, and all derivative works thereof, and agree to (a) execute all documents, and take all actions, that may be necessary to confirm such rights; and (b) retain all proprietary marks, legends and patent and copyright notices that appear on the Product and the ServiceWare confidential information delivered to you by ServiceWare and all partial copies thereof. You may not copy or otherwise use the Product and any related documentation, in whole or in part, except as expressly permitted in this Agreement. You recognize that the Product contains certain confidential information, and you must reasonably protect the confidential information contained in the Product and provide at least the same safeguards afforded your own confidential information, but in no event, shall you apply less than a reasonable standard of care to protect the confidentiality of our confidential information. ServiceWare does not authorize importing or publishing a third party's intellectual property or any portion thereof, using the Software Product. Use of any third party's intellectual property or software products or other information shall be governed by a separate license agreement between you and such third party(s).

We agree to defend or, at our option, settle any action or claim asserted against you based upon a third party's claim that the use of the Product as provided by us, infringes a United States patent, copyright, trade name or trade secret, provided that we are given prompt notice of the action or claim, the right to control and direct the investigation, defense and settlement thereof; and that you shall reasonably cooperate with us regarding the foregoing. If such a claim arises, we will, at our option, either procure the right for you to continue using the Product or repair or replace the Product so that it is non-infringing, or if we determine that neither of the foregoing are commercially reasonable, terminate the Product license and refund either 1) a prorated portion of the initial license fees paid for the Software Product, such proration to be calculated on the basis of a sixty (60) month useful life, or 2) a pro-rated portion annual license fees paid for the Content Product for the then-current term, as applicable.

We will not be liable for a claim of infringement based on: (i) use of other than the latest unmodified release of the Product available or any modifications made by you or other third party; (ii) use or combination of the Product with non-ServiceWare programs if infringement would not have occurred without the combination; or (iii) use of the Product after receiving notice it infringes a third party's proprietary rights.

5. TERM AND TERMINATION. This Agreement becomes effective upon execution of a ServiceWare Sales Order Form referencing this Agreement or upon your use or installation of the Product, whichever occurs first, and shall


ServiceWare, Inc. End-User License Agreement (rev. 3-1-99)                2 of 5

                                                                     ServiceWare
                                                                             Inc
--------------------------------------------------------------------------------

remain in effect for the term of any license granted hereunder. This Agreement and/or the Licenses granted hereunder, as applicable, will terminate automatically based on an uncured material breach by either party, provided that the breaching party is given thirty (30) days prior written notice of termination as an opportunity to cure such breach.

Licenses granted for Software Product(s) shall be perpetual. The initial term of license granted for Content Product(s) shall be for one year, and this Agreement and the licenses for Content Product(s) granted hereunder shall be automatically renewed for subsequent annual terms at the then-current fees unless either party provides the other party with thirty (30) days' prior written notice of its intent not to renew.

Upon non-renewal or termination for any reason, you agree that you will destroy or return to us all copies of the Product and related documentation.

Sections 4, 6, 7, and 11 shall survive termination of this Agreement.

6. LIMITED WARRANTY.

i) We warrant that for a period of ninety (90) days from the date the Content Product is shipped to you; and for twelve (12) months from the date the Software Product is shipped to you: (1) the media on which the Product is distributed to you will be free from material defects in materials and workmanship; and (2) the Product will perform substantially in accordance with the written published specifications produced solely by us for the functionality and operability of the Product. Any written or oral information or advice given by our resellers, distributors, agents or employees will in no way increase the scope of this warranty.

ii) ServiceWare warrants that each Product as delivered to you shall, under normal use and service process calendar dates falling on or after January 1, 2000, in the same manner and with the same functionality, data integrity and performance, as each Product processes calendar dates on or before December 31, 1999. We will not be liable for failure to process calendar dates caused by any computer hardware or software not supplied by us, including without limitation the failure to provide or process compliant date data by such non-ServiceWare hardware or software, use of prior versions of the Product or any alteration, modification or misuse of the Product.

iii) We will not be liable for problems in the Product caused by alteration or modification by you of the Product or the software application it is intended to run on, or for problems arising out of the malfunction of any computer hardware or software not supplied by us. If the Product fails to comply with the warranties set forth above, our entire liability and your exclusive remedy will be replacement of the media on which the Product was distributed or, at our option, our reasonable effort to make the Product meet the warranty set forth above.

iv) This limited warranty applies only if you return all copies of the Product with a copy of your paid invoice to us at 333 Allegheny Avenue, Oakmont, PA 15139 or to the Seller within the applicable warranty period for the applicable Product. If we and the Seller cannot make the Product conform to the above warranty, we will refund a portion of the license fees paid, pro-rated over the term of the initial warranty period. Any replacement Product will be warranted for the remainder of the original warranty period or for thirty (30) days from the date you received the replacement, whichever is longer.

v) All Services provided by us hereunder will be performed in a professional manner by qualified personnel.

SERVICEWARE MAKES NO WARRANTIES REGARDING THE USEFULNESS OR ACCURACY OF THE CONTENT PROVIDED HEREUNDER AS PART OF THE CONTENT PRODUCT. WE DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE PRODUCT OR SERVICES. Some jurisdictions do not allow exclusion of implied warranties, so the above exclusion may not apply to you. This limited warranty gives you specific legal rights, and you may have others which vary from jurisdiction to jurisdiction.

7. LIMITATION OF LIABILITY. IN NO EVENT SHALL WE OR THE SELLER BE LIABLE FOR
ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE, FURNISHING OR PERFORMANCE OF THE PRODUCT, EVEN IF WE OR THE SELLER HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL OUR LIABILITY EXCEED THE FEES PAID BY CUSTOMER HEREUNDER. THE LIMITATIONS SET FORTH IN THIS


ServiceWare, Inc. End-User License Agreement (rev. 3-1-99)                3 of 5

                                                                     ServiceWare
                                                                             Inc
--------------------------------------------------------------------------------

SECTION SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. Because some states do not allow the exclusion or limitation of liability for consequential, incidental or special damages, the above limitation may not apply to you.

8. MAINTENANCE, SUBSCRIPTION SERVICES AND SUPPORT. This Section 8. applies only if the Product license was purchased directly from ServiceWare. Otherwise, Maintenance, Subscription Services and Support shall be provided to you as Indicated to you by the Seller.

i) Maintenance for Software Products. Maintenance for Software Products is available for the initial annual term and any renewal thereof at ServiceWare's then-current fees. For such initial maintenance term and any renewal thereof, maintenance shall include Customer Support Services and all updates an enhancements which are made generally available at no additional charge to our customers who are current on Maintenance.

ii) Subscription Services for Content Products. Annual Subscription Services are included for the initial annual license term and any renewal thereof at ServiceWare's then-current fees. Subscription Services for Content Products shall include Customer Support Services and updated content which is made generally available at no additional charge to our customers who are participating in the Subscription Services.

iii) Customer Support Services. Customer support shall entail telephone and e-mail assistance and consultation to resolve problems with the Product and shall be provided to those Customers who have purchased either Maintenance or Subscription Services, as applicable, according to our then-current customer support practices. We shall have no obligation to provide support if a problem is caused by a malfunction of hardware, software not supplied by us, modification of the Product not made by us, operator error, or use of the Product in a manner not in accordance with the operating instructions for the Product.

9. EXPORT. You agree that you will not knowingly export or transmit the Product directly or indirectly, to any restricted countries or in any manner that would violate United States laws and regulations as shall from time to time govern the license and delivery of technology abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, and any export administration regulations issued thereafter.

10. U.S. GOVERNMENT RESTRICTED RIGHTS. If you are licensing the Product on behalf of the U.S. Government (the "Government"), the following provisions apply to you. If the Product is supplied to the Department of Defense ("DoD"), it is classified as "Commercial Computer Software" under paragraph 252.227-7014 of the DoD Supplement to the Federal Acquisition Regulations ("DFARS") (or any successor regulations) and the Government is acquiring only the license rights granted herein (the license rights customarily provided to non-Government users). If the Product is supplied to any unit or agency of the Government other than the DoD, it is classified as "Restricted Computer Software" and the Government's rights in the Product are defined in paragraph 52.227-19 of the Federal Acquisition Regulations ("FAR") (or any successor regulations) or, in the case of NASA, in paragraph 18.52.227-86 of the NASA Supplement to the FAR (or any successor regulations).

11. GENERAL. The limitations of warranty and liability described in Sections 6. and 7. of this Agreement shall inure to the benefit of our licensors having an interest in the Product. This Agreement may not be assigned by you without our prior written consent. If any provision of this Agreement is held to be invalid and unenforceable under any circumstances, its application in any other circumstances and the remaining provisions of this Agreement shall not be affected. No waiver of any right under this Agreement by either party shall be effective unless given in writing by that party. No waiver of any right by either party shall be deemed to be a waiver of any other right arising under this Agreement.

This Agreement is governed by the laws of the Commonwealth of Pennsylvania. The sole forums for resolving disputes arising under or relating to this Agreement shall be the State and Federal courts of the Commonwealth of Pennsylvania, and the parties hereby consent to the jurisdiction of such courts and agree that venue shall be in Allegheny County, Pennsylvania.

12. ENTIRE AGREEMENT, YOU AGREE THAT THIS AGREEMENT AND ANY APPLICABLE SERVICEWARE SALES ORDER FORM IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN YOU AND US, AND THAT IT SUPERSEDES ANY PROPOSAL OR PRIOR AGREEMENT, ORAL OR WRITTEN, AND ANY OTHER COMMUNICATION RELATING TO THE SUBJECT MATTER HEREOF. WE ARE NOT BOUND BY ANY PROVISION OF ANY PURCHASE ORDER, RECEIPT, ACCEPTANCE, CONFIRMATION, CORRESPONDENCE OR OTHERWISE, UNLESS


ServiceWare, Inc. End-User License Agreement (rev. 3-1-99)                4 of 5

                                                                ServiceWare Inc.
--------------------------------------------------------------------------------

WE SPECIFICALLY AGREE TO THE PROVISION IN WRITING. NO VENDOR, DISTRIBUTOR, PROVIDER, RESELLER, OEM, SALES REPRESENTATIVE OF OTHER PERSON IS AUTHORIZED TO MODIFY THIS LICENSE AGREEMENT OR TO MAKE ANY WARRANTY, REPRESENTATION OR PROMISE REGARDING THE PRODUCT WHICH IS DIFFERENCE FROM THOSE SET FORTH IN THIS LICENSE AGREEMENT.

* The Knowledge-Pak Viewer(TM) Product contains technology licensed by Verity, Inc. and use of such technology by End-Users is governed by all terms and restrictions of this Agreement. Verity, Inc. reserves all rights is the licensed technology.

ServiceWare, Inc. End-User License Agreement (rev 3-1-99)

Exhibit-Trade Mark Guidelines
-------------------------------------------------------------------------------

ServiceWare Guidelines for Use of Trademarks, Service Marks and Copyright
Symbols

NOTE: rightanswers.com, Knowledge Viewer, Knowledge Architech, Knowledge Channels. KnowledgeNow Knowledge-Paks, Knowledge-Pak Architect, Knowledge-Pak Viewer, Knowledge-Pak Desktop Suite, Knowledge-Pak Network Suite, Knowledge-Pak Self-Support Suite, Knowledge-Pak Suite for SAP's R/3, Knowledge-Pak for Microsoft Office 2000, Knowledge-Pak for Microsoft Internet Explorer 5, Knowledge-Pak for Y2K, Integration Pak, Success-Pak, Knowledge-Pak University, and Support at the Speed of Life are registered trademarks, trademarks or service marks of ServiceWare Inc.

Tivoli has the right to use the following Trademarks, Service Marks and Copyright Symbols:

Knowledge-Pak(R)
Knowledge-Pak Desktop Suite(TM)
Knowledge-Pak Suite for SAP's R/3(TM)
Knowledge-Pak Complete Suite for SAP's R/3(TM)
Knowledge-Pak for Microsoft Office 2000(TM)
Knowledge-Pak for Microsoft Internet Explorer 5(TM)
Knowledge-Pak for Y2K(TM)

Use of these marks only needs to occur once at first reference.

Tivoli SW SDMP

Exhibit-Commercial Price List
--------------------------------------------------------------------------------

A sample copy of your Commercial Price List is attached.

Tivoli SW SDMP

ServiceWare Inc.

                                KNOWLEDGE - PAK

                                    Content

--------------------------------------------------------------------------------

User Licensing
--------------------------------------------------------------------------------
5 Users Initial Purchase - $5,000
6-20 Users - $1,000 per User
21+ Users - $800 per User

ASA - $180 per User

Service Licensing
--------------------------------------------------------------------------------

Perpetual License
$20,000 per server
Unlimited Users

ASA - $8,000

Discounts

Multi-year Annual Subscription Agreements
(ASAs)

10% off for 2-year contract
20% off for 3-year contract

Delivery Format Exchange

First 90 days: No charge

After 90 days, if customer has current ASA: 25% of then-current list price

After 90 days, if customer does not have current ASA: Full list price

--------------------------------------------------------------------------------

Price List

Knowledge-Pak Desktop Suite(TM)
Knowledge-Pak Network Suite(TM)

Pricing Notes

1. Definition of User: A "user" is someone who provides technical support for others. This includes first and second-level help desk analysts, field engineers, and network administrators. A "user" can also be someone who uses the Knowledge-Pak(R) as part of doing a non-support job (e.g., accounting and other office staff, programmers, managers, etc.). User licenses are reviewed annually to ensure ongoing compliance.

2. Service Pricing: Service pricing is unlimited for users; server pricing applies to a single format.

3. Definition of Site: A "site" is defined as a single building or campus. Enterprise licenses are available on a negotiated basis.

4.    Multi-user Price is measured per site per order.

5. Initial Warranty Period: The standard initial warranty period for the Knowledge-Pak Desktop Suite and the Knowledge-Pak Network Suite is 90 days from the end of the month in which the product is shipped. While under initial warranty, you will receive phone support for installation and product questions.

6.    The Annual Subscription Agreement (ASA) entitles you to:

      (a)   regular updates which may include:

            i)    updated knowledge content to existing product titles

            ii)   new product titles

      (b)   unlimited telephone support for product installation and usage.

The agreement is annual and takes effect at the time of purchase.

7. Exchanging Platforms: If you are under the initial warranty period, you may exchange your Knowledge-Pak Desktop Suite or Knowledge-Pak Network Suite for a new format, that runs on different support software, at no charge. If your warranty is expired but you are under a current ASA, you may exchange formats for 25% of the then-current list price. If you warranty is expired and you are not under a current ASA, you may exchange formats at full list price.

8. Product Media: The Knowledge-Pak Desktop Suite and the Knowledge-Pak Network Suite are normally supplied on CD-ROM. A version can be provided on diskettes for an additional $150 per set.

9. Terms: All pricing is in U.S. Dollars and subject to change without notice.

333 Allegheny Avenue o Oakmont, PA 15139 USA o Tel: 412.826.1158 o Fax:
412.826.0577 o info@serciveware.com o www.serviceware.com

(C) 1999 ServiceWare Inc. Knowledge-Paks, the Knowledge-Pak Desktop Suite, the Knowledge-Pak Network Suite, the Knowledge-Pak Suite for SAP's R/3, and Right Answers Right Now are registered trademarks, trademarks, or service marks of ServiceWare Inc. All other references are trademarks or registered trademarks of their respective companies. All rights reserved.

                                                              [ILLEGIBLE] 5/4/99

                                                         Right Answers Right Now
                                                         -----------------------
                                                                    |

Exhibit - Mutual Points of Contact
--------------------------------------------------------------------------------

                           Communication Coordinators

ServiceWare Incorporated

Business:

Jeanne Kohser, Partner Manager
333 Allegheny Avenue
Oakmont, PA 15139
412-826-1158, Ext. 389
412-828-0577 (fax)
kosher@serviceware.com

Legal:

Melinda Schnap, Contracts Manager
333 Allegheny Avenue
Oakmont, PA 15139
412-1158, Ext. 364
412-828-0577 (fax)
schnap@serviceware.com

Technical:

John Price, Development Manager
333 Allegheny Avenue
Oakmont, PA 15139
412-826-1159, Ext. 392
412-828-0577 (fax)
price@serviceware.com

Customer Support:

Kathy Campbell, Director of Customer Support
333 Allegheny Avenue
Oakmont, PA 15139
412-826-1159, Ext. 228
412-828-0577 (fax)
campbell@serviceware.com

International Sales:

Markus Wachsmuth, Director of European Sales
A L'Antienne Poste
Rue Du Bugnon 1
CH-1299 Crans
Geneva, Switzerland
+41-22-960-1240
+41-22-960-1241 (fax)
wachsmuth@serviceware.com

Royalty Reporting:

Mary Barron, Staff Accountant
333 Allegheny Avenue
Oakmont, PA 15139
412-826-1159, Ext. 472
412-828-0577 (fax)
barron@serviceware.com

Tivoli/IBM

Christine DeWeese, Product Manager
9025 North River Rd., 2nd Floor
Indianapolis, IN [ILLEGIBLE] 46240
317-554-7500, Ext. 57583
317-554-     (fax)
christine.deweese@tivoli.com

Jodie Slifka, Contracts Manager
9442 Capital of Texas Hwy, North
Austin, TX 78759
512-436-1275
512-436-1666 (fax)
jodie.slifka@tivoli.com

Tim Reynolds, 2nd Line Development Manager
9025 North River Rd., 2nd Floor
Indianapolis, IN 46240
317-554-7500, Ext. 57578
317-554-7977 (fax)
tim.reynolds@tivoli.com

Mark Boxberger, Director of Customer Support
9025 North River Rd., 2nd Floor
Indianapolis, IN 46240
317-554-7500, Ext. 57736
317-554-     (fax)
mark.boxberger@tivoli.com

Christine DeWeEse, Product Manager
9025 North River Rd., 2nd Floor
Indianapolis, IN 46240
317-554-7500, Ext. 57583

Scott Griffin
9442 Capital of Texas Hwy. North
Austin, TX 78759
512-436-
512-436-1681 (fax)
scott.griffin@tivoli.com


Tivoli SW SDMP                        -15-                               7/27/99

Attachment - Certificate of Originality
--------------------------------------------------------------------------------

You may use this questionnaire to cover on complete Product, even if that Product includes multiple modules.

Please do not leave any questions blank. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material. Depending on your responses, TIVOLI/IBM may require additional information.

1) Please identify the software material including version, release, and modification numbers for programs and any documentation.

--------------------------------------------------------------------------------

2) Was any portion of the software material written by anyone other than you or your employees within the scope of their employment?

                                 Yes |_| No |X|

If YES, provide, as an attachment, the following information:

A) Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion:

(i) Specify for each involved party the name, address and citizenship:

(ii) If the party is a company, how did it acquire title to the software material (e.g., software material was written by company's employees within the scope of their employment);

(iii) If the party is an individual, did he/she create the software material while employed by or under contractual relationship with another party?

                                 Yes |_| No |_|

If YES, provide name and address of the other party and explain the nature of the contractual relationship:

--------------------------------------------------------------------------------

B) How did you acquire title to the software material written by the other party?

--------------------------------------------------------------------------------

3) Are any copyright, confidentiality, or proprietary notice(s) present on the software content material(s)?

Yes |_| No |X|

If YES, please describe such notice(s):

--------------------------------------------------------------------------------

4) Was any portion of the software material (e.g., Code, associated documentation, etc.) derived from preexisting works (either yours or a third party's), including any code from freeware, shareware, electronic bulletin boards, or the internet?

                                 Yes |X| No |_|

If YES, please identify the material, author, owner and copyright notice, if any, for each of the preexisting materials:

Full Intellectual Property and distribution rights.

--------------------------------------------------------------------------------

5) Does any of the software material (e.g., Code, associated documentation) included recognizable voice, pictures, icons or other licenses?

Yes |_| No |X|

If YES, how did you acquire the rights to use such recognizable voices, pictures, icons and other licenses?

--------------------------------------------------------------------------------

6) Provide as an attachment, an explanation of any other circumstance which might affect TIVOLI/IBM's ability to reproduce, distribute and market this software material, including whether your software material was prepared from any preexisting materials which have any: (a) confidentiality oR trade secret restrictions to others; (b) known or possible royalty obligations to others; (c) used other preexisting materials developed for another party or customer (including government) where you may not have retained full rights to such other preexisting materials.

7) You recognize that, for copyright registration or enforcement of legal rights relating to the furnished software material, TIVOLI/IBM may need you to produce additional information related to the software material. You hereby agree to cooperate with TIVOLI/IBM and provide such information to TIVOLI/IBM at TIVOLI/IBM's request. As an authorized representative of your company, you hereby certify the above to be true and accurate.

By: /s/ Rajiv Enand
    ------------------------------------
           (Authorized Signature)

Name: Rajiv Enand
      ----------------------------------
      (Type or Print)            (Date)

Title: CEO
       ---------------------------------


Tivoli SW SDMP                        -15-                               7/27/99

               Attachment - Tivoli Development License Agreement

                                     Tivoli

                         Development License Agreement

Tivoli Systems Inc. ("Tivoli(R)") is committed to working with third-party vendors to provide customers with the highest quality products that increase customer satisfaction. ServiceWare, Inc., ("Developer") is a commercial company whose primary business is the development and marketing of software. Tivoli recognized the benefit of licensing Tivoli integration toolkits, as described in Attachment A (referred to as "Licensed Materials"), to Developer to facilitate its development and marketing of code which enables Developer's software to operate in conjunction and be compatible with Tivoli Software.

DEFINITIONS

Tivoli Documentation- Tivoli software manuals included in the Tivoli integration toolkits.

Tivoli Runtime Components - software libraries and event adapters, in binary executable form or source interpretable form, more specifically described in the Tivoli Documentation current at the time of delivery of such Runtime Components, which are delivered under this Agreement and (ii) those copyright scripts which Tivoli provides to Developer under this agreement and/or which Developer adapts through Developer's use of the Tivoli integration toolkits.

Tivoli Runtime Documentation- samples which Tivoli provides to Developer under this agreement, more specifically described in the Tivoli Documentation and which standardize delivery of Documentation for Developer's Applications.

Module- code developed through the use of the Licensed Materials which enables the Developer's Application(s) to operate in conjunction and be compatible with the Tivoli Platform.

First Level Support- collecting problem information from Customers, duplication of problem symptoms, and supplying corrections, patches, and workarounds where these exist.

Second Level Support- problem research to determine the nature of problems and development of workarounds to allow Customers to avoid problems.

Third Level Support- correction of software documentation to resolve the problem, and the creation of patches to resolve serious problems.
--------------------------------------------------------------------------------

1. LICENSE GRANT

Tivoli grants Developer a license to use the Licensed Materials as defined by this agreement and any instruction included with the Licensed Materials.

1.1 The Licensed Materials are copyrighted and licensed to the Developer--not sold. Tivoli does not transfer title to the Licensed Materials to Developer. Developer obtains no rights to the Licensed Materials other than those granted under this license.

1.2   Under this license, Developer:

      a. may use the Licensed Materials solely to develop, test, and demonstrate Module(s) that operate in conjunction, and are compatible, with Tivoli software; The Developer may not use, copy, merge, or transfer the Licensed Materials or modify the Software, except as provided in this Agreement;

      b.    may use the Licensed Materials on up to four (4) servers and four
            (4) clients per server at each licensed location identified in Attachment B--with a limit of three locations per license;

      c. may make copies of the Licensed Materials for backup purposes at each designated location in Attachment B, provided Developer reproduces the copyright notice and any other legend of ownership on each such copy or partial copy;

      d. may prepare derivative works (i) of the Runtime Components as specified in Attachment A only as necessary to produce Module(s) in accordance with the instructions indicating how to create restricted run-times in Module(s); and (ii) of the "Runtime Documentation" as specified in Attachment A;

      e. may reproduce and distribute the Runtime Components in binary executable form, and the Runtime Documentation, but solely as integrated into one or more Module(s). Distribution is pursuant only to a license that:

            1. prohibits the end user from attempting to decipher, decompile, or disassemble the Runtime Components, except to the extent applicable laws specifically prohibit such restriction;

            2. includes statements that the Module(s) is copyrighted and licensed; it is not sold, and Developer does not pass title to the program;

            3. disclaims all implied warranties. This disclaimer will include the implied warranties of non-infringement, merchantability, and fitness for a particular purpose; and,

            4. states, in comparable words, "The collective liabilities of the seller/licensor and its third party suppliers are subject to the limitation of liabilities described in this agreement. Third


Tivoli SW SDMP                        -17-                               7/27/99
                  party suppliers disclaim all liability for consequential or other indirect damages. The third party supplier is an intended beneficiary of these limitations and disclaimers, and the limitation of liabilities for seller/licensor and its suppliers are not cumulative

      f. will indemnify, hold harmless, and defend Tivoli and its suppliers from and against any claims or lawsuits, including damages and attorneys fees, that arise from the distribution and development of Module(s);

      g. may not reverse assemble, reverse compile, or otherwise translate the Software except as specifically permitted by law without the possibility of contractual waiver; or

      h. may not make any statements to the effect or which imply that any Module(s) is "certified" or otherwise endorsed by Tivoli, or that such Module(s)'s performance is guaranteed by Tivoli unless certification by Tivoli is achieved. Certification will be governed under a separate mutually agreeable Certification Agreement;

      i.    may not sublicense, rent, or lease the Licensed Materials.

2.    LICENSE FEES

In consideration for the license rights granted herein, Developer will pay Tivoli the fees specified in Attachment A. If Developer increases the number of machines on which the Licensed Materials will be used, or changes or adds Locations, Developer agrees to notify Tivoli and pay applicable charges.

3.    SUPPORT SERVICES FEES

3.1 Tivoli will provide to Developer, for the annual fees specified in Attachment A, its extended maintenance & support plan. This includes:

      a. any updates, upgrades, extensions, modifications, patches, and bug fixes (collectively referred to as "Updates") to the Licensed Materials made generally available by Tivoli;

      b. First, Second, and Third Level Support via Tivoli Customer Support for the installation and use of Licensed Materials via telephone, fax, and e-mail. Service is available 24 hours a day, seven days a week, except Tivoli Holidays; and,

      c. Tivoli's on-line Developers Forum for development assistance with Module(s) and Licensed Materials.

3.2 In addition, Developer may be eligible to receive beta and/or limited available products (collectively referred to as "Early Release Products") as they become available for applicable products that comprise the set of Licensed Materials. Tivoli licenses such Updates & Early Release Products to Developer under the terms of Section 1 of this Agreement.

4.    DEVELOPER RESPONSIBILITIES

4.1 Developer agrees to remit payment of fees for the Licensed Materials as specified in Attachment A herein.

4.2 Developer is responsible for the payment of any taxes resulting from this Agreement.

4.3 Developer will use commercially reasonable efforts to ensure that Module(s) does not contain "viruses" or other harmful code. Developer will test Module(s) in a manner consistent with industry standards and will use commercially reasonable efforts to fix any problems prior to making them commercially available. Developer agrees that any Module(s) will be equal to or greater in quality than Developer's applications on other platforms.

4.4 Developer will provide First, Second, and Third Level technical support to the end users of the Module. Tivoli is not responsible for providing support for Module(s) to Developer's end users.

4.5 Upon Tivoli's request, Developer will provide Tivoli with a non-confidential business plan covering Developer's use of Tivoli technologies.

4.6 Developer grants Tivoli a non-exclusive, worldwide right to use, reproduce, display, exhibit, publish, and distribute names, logos, and trademarks, solely for the purpose of publicly stating that the Developer or a third party develops applications that operate in conjunction with and are compatible with Tivoli software. Developer hereby releases Tivoli from any and all claims or liabilities whatsoever relating to the names, logos, and trademarks, including, without limitation, all claims relating to: (i) any unintentional blurring, distortion, or alteration that may occur in the production, processing, publication, or distribution of the names, logos, and trademarks in any and all media; (ii) the rights of publicity, rights of privacy, or similar rights, however described; and
      (iii) the use, reproduction, display, exhibition, publication, performance, transformation, and distribution of the names, logos, and trademarks in any and all media.

4.7 If Developer provides Tivoli with comments on Licensed Materials, updates, services, or materials (collectively referred to as "Feedback") during the course of this Agreement, Developer grants Tivoli its permission to use the Feedback in any manner whatsoever and without accounting to Developer.

4.8   Developer will retain ownership rights in the Module(s).

5.    TERM AND TERMINATION

5.1 The term of this Agreement is two (2) years from the execution date by Tivoli, unless earlier terminated as specified herein:

      a. Either party may terminate this Agreement without further obligation or liability if the other party commits any breach of this Agreement and fails to remedy such breach within thirty (30) days after written notice by the other party of such breach.

      b. Tivoli may terminate this Agreement immediately if Developer or a substantial portion of its assets are sold, assigned, or otherwise transferred to a third party; if Developer is adjudicated a bankrupt or makes an assignment for the benefit of creditors; or if Developer undergoes a change of control.

Tivoli SW SDMP                                                           7/27/99

5.2 If the Agreement is terminated, Developer will destroy all copies of the Licensed Materials.

5.3 Termination or expiration of this Agreement does not affect previously granted paid-up rights and licenses to Developer's end users for so long as they remain in compliance with Developers and user license agreements.

5.4 Any terms of this Agreement that by their nature extend beyond termination or expiration will survive.

6.    NO WARRANTY

SUBJECT TO ANY STATUTORY WARRANTIES WHICH CANNOT BE EXCLUDED, TIVOLI MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT AND THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CONCERNING THE FUNCTION, PERFORMANCE, OR DOCUMENTATION FOR THE LICENSED MATERIALS.

Other than as specified in Section 3, Tivoli has no obligation to provide service, software updates, defect correction, or any maintenance for Licensed Materials, even if such are or later become available.

7.    NO LIABILITY

TIVOLI WILL NOT BE LIABLE FOR DIRECT OR INDIRECT DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, LOST SAVINGS, OF ANY INCIDENTAL, SPECIAL, OR INDIRECT DAMAGES OR OTHER ECONOMIC CONSEQUENTIAL DAMAGES, EVEN IF TIVOLI IS INFORMED OF THEIR POSSIBILITY. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE EXCLUSION OR LIMITATION MAY NOT APPLY TO DEVELOPER.

8.    CONFIDENTIAL INFORMATION

Tivoli & Developer hereby establish these terms and conditions governing the use and protection of confidential information ("Confidential Information") one party ("the Disclosing Party") provides or discloses to the other party ("the Receiving Party"):

8.1 The Licensed Materials and any technical support provided by Tivoli shall be considered Confidential Information of Tivoli. Developer agrees not to disclose such Confidential Information without Tivoli's prior consent. Developer understands that Confidential Information is subject to change by Tivoli at any time without notice and agrees that Developer will not hold Tivoli responsible for any reliance Developer places on Confidential information

8.2 Subsequent to disclosures by either party, the Receiving Party shall have a duty to protect only that Confidential Information which is:

      a. first disclosed by the Disclosing Party in tangible form and is conspicuously marked as "Confidential", or the like, at the time of disclosure; or,

      b. disclosed by the Disclosing Party in non-tangible form and orally identified as confidential at the time of disclosure, and is summarized in tangible form conspicuously marked as "Confidential", or the like, and delivered to the Receiving Party's representative within thirty (30) days of the original disclosure.

8.3 Receiving Party will treat the Confidential Information with the same care and discretion to avoid disclosure, publication, or dissemination as Receiving Party uses with its own similar Information. No obligation of confidentiality will apply to any Information that (I) Receiving Party already possesses or rightfully receives from a third party, (II) Receiving Party develops independently, or (iii) becomes publicly available without breach of this Agreement.

8.4 The Receiving Party shall adhere to the U.S. Export Administration laws and regulations and shall not export or re-export any Confidential Information or technical data or products received from the Disclosing Party or the direct product of such Confidential Information or technical data to any prescribed country listed in the U.S. Export Administration Regulations unless properly authorized by the U.S. Government.

8.5 The duty to protect Confidential Information disclosed in performance of this Agreement expires five (5) years after execution of this Agreement, which duly shall survive the earlier expiration or termination of this Agreement. Should Developer participate in the subsequent Certification Program, Confidential Information disclosed hereunder will convey to the certification agreement (hereinafter certification Agreement") and treatment thereof will be in accordance with the Certification Agreement.

8.6 Other than as indicated above, any information disclosed under this Agreement will be considered non-confidential.

9.    GENERAL

9.1 All payments by Developer to Tivoli pursuant to this Agreement shall be made in U.S. dollars by wire transfer to the bank and account number specified below, or such other places as Tivoli may from time to time specify by notice to Developer:

      Texas Commerce Bank, Austin, Texas
      ABA #114921172
      Account of Tivoli Systems #09911802545

9.2 Each party is an independent contractor and will be responsible for the direction and compensation of its own employees. Each party is free to have similar agreements with others and offer products competitive to those covered by this Agreement. Each party will independently set the prices for its own products.

9.3 Each party will identify coordinators who will represent such party for various aspects of this Agreement and will notify the other party if these coordinators change.

9.4 Tivoli may, on written notice, modify, withdraw, or otherwise change the prices and terms of services provided under this Agreement, including the Licensed Materials specified in Attachment A.

9.5 Tivoli encourages Developer to participate in Tivoli's certification program (available under a separate agreement). This Agreement does not, however, grant Developer any rights in any of Tivoli's patents, copyrights, trademarks, trade names, or service marks.

9.6 Developer may not sell, transfer, assign, or subcontract any of its rights or obligations under this license. Any attempt to do so is void.

9.7 Developer agrees not to download or otherwise export or re-export the Licensed Materials or any underlying information or technology except in full compliance with the United States and other applicable laws and regulations.

9.8 Use, duplication, or disclosure by the Government is subject to the terms and conditions in the GSA ADP schedule with IBM.

9.9 This Agreement is governed by the laws of the State of New York, without regard to its conflicts of laws and provisions. Each party waives its rights to a jury trial in any litigation. Litigation will only be commenced in the State of New York.

            Neither party will bring a claim under this Agreement more than two
            (2) years after the claim arose.

9.10 This Agreement represents the entire agreement between the parties and supersedes all prior agreements on the subject. Except as set forth in
      Section 8.2, this Agreement can only be modified by a writing signed by both parties. Failure by either party to insist on performance does not prevent such party from doing so at a later time.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

Tivoli Systems, Inc. ("Tivoli")           ServiceWare, Inc. ("Developer")


/s/ Jodie Slifka                          /s/ Rajiv Enand
------------------------------------      --------------------------------------
Authorized Signature                      Authorized Signature

Jodie Slifka                              Rajiv Enand
------------------------------------      --------------------------------------
Name                                      Name

Contract Manager                          CEO
------------------------------------      --------------------------------------
Title                                     Title

9442 Capital of Texas Highway North       333 Allegheny Avenue
Austin, Texas 78759                       Oakmont, PA 15199

8/3/99                                    8/3/99
------------------------------------      --------------------------------------
Date                                      Date

                                  ATTACHMENT A

Check Here |_| Tivoli Service Desk Integration Toolkit Bill og Material and Fees

Part Number      Description
-----------      -----------
Fee
---
5697-TSD         Tivoli Service Desk SDK
                 Consisting of current release of the following Licensed
                 Materials (software and documentation):

                 Tivoli Asset Management
                 Tivoli Problem Management
                 Tivoli Change Management
                 Tivoli Service Desk Enterprise Interface
                 Tivoli Service Desk  Developer's Toolkit
                 Two (2) Annual Maintenance (Section 2) Included in fee above, $500 each year.

--------------------------------------------------------------------------------


Version 2.0                         Page 21                Agreement # TBBXXX-OO
                                                                  August 2, 1999

                                  Attachment B
                               Licensed Locations

As allowed in Section 1.2.b herein, the Licensed Materials will be used at Developer's following location(s):
(To be completed by Developer)

Loocation 1

333 Allegheny Avenue
Oakmont, PA 15139

Version 2.0                         Page 22                Agreement # TBBXXX-00
                                                                 August 2, 1999

Public Sector Attachment
--------------------------------------------------------------------------------

This Public Sector Attachment is considered part of the Agreement. It establishes additional terms and conditions under which TIVOLI/IBM may, at its sole discretion, market and license your Products and Services to Public Sector customers under your End User License at prices established by TIVOLI/IBM. Public Sector customers include federal government, federal government owned or affiliated (or sponsored) corporations or other organizations involved in federal government procurement activities, including but not limited to organizations that are authorized to procure using IBM's General Services Agreement (GSA) Schedule Contract, or equivalent documentation, and prime contractors and subcontractors who are engaged in federal government procurement opportunities. Though actual usage of the Products may occur outside the geographical boundaries of the Public Sector's home country, such as embassies, the end user will be bound by the end user license agreement agreed to by the Public Sector's home country. If the terms of this Attachment conflict with any terms of the SRA, the terms of this Attachment will prevail.

When TIVOLI/IBM markets your Products to Public Sector customers, the following additional terms apply:

1. Any limited license, limited preview, trial or demonstration use of the Products may be offered to Public Sector customers under the terms of the TIVOLI/IBM Agreement for Trial or Loan - Federal, or a similar TIVOLI/IBM agreement, rather than your End User License or your Trial License Agreement.

2. Once the Public Sector customer has decided to procure your Products, TIVOLI/IBM will attempt to have the Public Sector customer directly execute your End User License. In the event the Public Sector customer insists on one contracting party, you authorize TIVOLI/IBM to offer your End User License to the Public Sector customer such that TIVOLI/IBM and the customer will be the parties to the license. In such cases, you agree that the license terms are inapplicable to TIVOLI/IBM, but rather govern the Public Sector customer's use of your Products.

3. You agree that your End User License terms may be modified as directed by the procurement rules and regulations of the Public Sector customer or as otherwise appropriate.

4. Specifically for Public Sector customers in the United States whose procurement is governed by the Federal Acquisition Regulation ("FAR"), you agree:

- that the Public Sector customer's use of the Products shall be subject to FAR 12.212. If for any reason 12.212 is inapplicable, you further agree:

o (a) the minimum rights granted to such customers is that specified in the Restricted Rights Notice 52.227-14(JUN 1987);

o (b) the Products TIVOLI/IBM is authorized to market and license to Public Sector customers are published copyrighted commercial computer software meeting the definition of "Restricted computer software" as defined in FAR 52.227-14(JUN
1987). Such Products also meet the definition of Commercial item as defined in FAR 2.101(AUG 1996).

o (c) you agree to the following clauses which must be contained in all TIVOLI/IBM subcontracts:

-     (i) FAR 52.226-26, Equal Opportunity

-     (ii) FAR 52.222-38, Affirmative Action for Handicapped Workers;

- (iii) FAR 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans; and

- (iv) FAR 52.247-64, Preference for Privately Owned U.S. Flagged Commercial Vessels.

o (d) You agree to accurately notify TIVOLI/IBM whether your Products are domestic end products for purposes of the Buy American Act (BAA), the Trade Agreements Act (TAA) and related Public Sector statutes and regulations. For purposes of this subparagraph, a domestic end product which is software consists of Products as to which the country of media replication, the country of printing of publications for such Products and the final assembly of such media and related publications into the Products, completely occurs in the United States.

5. Insofar as disputes are concerned, you agree that TIVOLI/IBM may resolve disputes with Public Sector customers in accordance with those customers' own disputes resolution procedures.

6. In addition to the warranties set forth in the Agreement, you hereby represent and warrant that you have all the rights to allow TIVOLI/IBM to market and license your Products to Public Sector customers. You warrant that you are not suspended or debarred from doing business with any Public Sector customer.

7. To the extent required by regulation or statute, you are to provide supporting data including that with respect to your Products' pricing, location of manufacture, and commerciality.

--------------------------------------------------------------------------------


Version 2.0                         Page 23                Agreement # T98XXX-00
                                                                  August 2, 1999

Attachment - Confidential Disclosure Agreement CDA #9903640

This Agreement will provide protection for information to be exchanged between us which we do not wish to become public ("Information") while maintaining our ability to conduct our respective business activities. Each of us agrees that the following terms will apply when one of us or its Affiliate ("Discloser") discloses Information to the other or its Affiliate ("Recipient") under this Agreement. "Affiliates" means entities that control, are controlled by, or are under common control with a party to this Agreement.

1.0 Disclosure

Each time Discloser wishes to disclose specific Information to Recipient, or wishes to engage in multiple disclosures relating to a specific subject matter, Discloser will issue a supplement to this Agreement ("Supplement") before disclosure. The Supplement will contain initial and final disclosure dates, a non-confidential description of the Information to be disclosed and any additional or different terms and conditions. The Supplement must be signed by the Discloser and the Recipient. Information may be disclosed by: (i) presentation; (ii) delivery; (iii) authorized access, such as to a data base; or
(iv) any other express means. Information must be identified as confidential at the time of disclosure, and all materials containing Information must have a restrictive marking. The Discloser will not disclose any Information not described in a signed Supplement or which Discloser does not have the right to disclose to the Recipient. For two (2) years after the date of disclosure, the Recipient will use the same care and discretion to avoid disclosure of the Discloser's Information as the Recipient uses with its own similar information which it does not wish to disclose. Subject to this obligation, the Recipient may use Discloser's Information for any purpose.

2.0 Exceptions

The Recipient may disclose Discloser's Information to: (i) its employees and contractors, and employees and contractors of an Affiliate, who have a need to know; and (ii) any other party with the Discloser's prior written consent. Upon request of the Recipient, the Discloser may make disclosures directly to such parties on behalf of the Recipient. Prior to any such disclosure or such request by Recipient, the Recipient must have an appropriate agreement with any such party sufficient to require the party to treat Information in accordance with this Agreement. The Recipient may disclose Information to the extent required by law, but must give the Discloser reasonable prior notice to allow the Discloser an opportunity to obtain a protective order. Notwithstanding the foregoing, no obligation will apply to Information that is: (i) already rightfully in the Recipient's possession or rightfully received by the Recipient without a nondisclosure obligation; (ii) developed independently by the Recipient; (iii) publicly available when received, or thereafter becomes publicly available through no fault of the Recipient; (iv) disclosed by the Discloser without a signed Supplement as required by Section 1; (v) disclosed by the Discloser to a third party without a nondisclosure obligation; or (vi) inherently disclosed by the Recipient in the use, distribution or marketing of any product or service.

3.0 Disclaimers

THE DISCLOSER PROVIDES INFORMATION SOLELY ON AN "AS IS" BASIS. Neither this Agreement, nor any disclosure of Information hereunder, in any way: (i) grants to either of us or our Affiliates any right or license under any copyright, patent, mask work or trademark now or hereafter owned or controlled by the other; (ii) obligates either of us or our Affiliates to disclose or receive any Information, perform any work, enter into any license, business engagement or other agreement; (iii) limits either of us or our Affiliates from developing, manufacturing or marketing products or services which may be competitive with those of the other; (iv) limits either of us or our Affiliates from assigning or reassigning its employees in any way; (v) creates any joint relationship or authorizes either of us or our Affiliates to act or speak on behalf of the other; or (vi) limits either of us or our Related Companies from entering into any business relationship with any other parties.

4.0 General

Neither of us may assign or otherwise transfer our rights or delegate our duties or obligations under this Agreement without the prior written consent of the other. Any attempt to do so will be void. The Recipient must comply with all applicable United States and foreign export laws and regulations. Only a written agreement signed by both of us can modify this Agreement. Either of us may terminate this Agreement by providing one month's written notice to the other. Any provisions of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled and apply to our respective successors and authorized assigns. If there is a conflict between the terms of this Agreement and a Supplement, those of the Supplement will prevail for that disclosure. This Agreement is governed by the laws of the country in which the disclosure occurs, except: (i) in Australia, this Agreement will be


Version 2.0                         Page 24                Agreement # T98XXX-00
                                                                  August 2, 1999
governed by the laws of the State or Territory in which the disclosure occurs:
(ii) in Central Europe and Russia, this Aggreement will be governed by the laws of Austria; (iii) in Estonia, Latvia, and Lithuania, Finnish law will apply;
(iv) in Canada, the laws of the Province of Ontario govern this Agreement: and
(v) in the United States (including if any part of the disclosure is performed within the United States or if the Information is of United States origin) and Puerto Rico, and Peoples Republic of China, the laws of the State of New York govern this Agreement. Any reproduction of this Agreement by reliable means will be considered an original of this Agreement This Agreement, including any Supplements, is the complete and exclusive agreement regarding our disclosures hereunder.

ACCEPTED AND AGREED TO:                   ACCEPTED AND AGREED TO
Tivoli Systems, Inc.                      Service West, Inc.
(a wholly owned subsidiary of IBM)


By: Jodie Slifka                          By: Rajiv Enand
--------------------------------------    --------------------------------------
Signature /s/ Jodie Slifka Date 8/3/99    Signature /s/ Rajiv Enand  Date 8/3/99
--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------
Jodie Slifka
--------------------------------------    --------------------------------------
Printed Name                              Printed Name  Rajiv Enand
--------------------------------------    --------------------------------------

Contract Manager                          CEO ServiceWare
--------------------------------------    --------------------------------------
Title and Organization                    Title and Organization


TIVOLI SYSTEMS INC
--------------------------------------    --------------------------------------
Address:                                  Address:
9442 Capital of Texas Highway N.          333 Allegheny Avenue
Austin, TX 78759                          Oakmont, PA 15139


Version 2.0                         Page 25                Agreement # TBBXXX-OO
                                                                  August 2, 1999

With respect to the Information identified below, the terms and conditions in the referenced agreemetn, as modified by any terms and conditions identified below, will apply to disclosures hereunder:

Disclosure: |X| Tivoli/IBM |X| You

Initial disclosure date: Mutual date of execution

Final disclosure date: 07-22-2001
                      -----------

Non-confidential description of Information to be disclosed:

Tivoli Systems Inc. and ServiceWare Corporation to hold discussions on technologies and products for next generation products.

Specific items to be shared: product information, pricing, roadmap, compatabilities and other financial data as required.

Additional of different terms and conditions (if any):

This supplement and the referenced agreement are the complete and exclusive agreement regarding disclosures hereunder.

AGREED AND ACCEPTED TO:                      AGREED AND ACCEPTED TO:
Tivoli Systems, Inc.
(a wholly owned subsidiary of IBM)

By:                                          By:
----------------------------------           -----------------------------------
Signature           Date                     Signature           Date
----------------------------------           -----------------------------------


----------------------------------           -----------------------------------
Printed Name                                 Printed Name
----------------------------------           -----------------------------------

----------------------------------           -----------------------------------
Title and Organization                       Title and Organization
----------------------------------           -----------------------------------

----------------------------------           -----------------------------------
Address:                                     Address:
9442 Capital of Texas Highway N.             333 Allegheny Avenue
Austin, TX 78759                             Oakmont, PA 15139


Version 2.0                         Page 26                Agreement # TBBXXX-OO
                                                                  August 2, 1999

                                                       Tivoli Systems Inc.

                                                       Austin, TX 78759
                                                       USA
                                                       Phone 512 485 8000
                                                       www.tivoli.com

July 6, 2000

ServiceWare, Inc.
333 Allegheny Avenue
Oakmont, PA 15139

ATTENTION: Louis A. Venezia

SUBJECT: License Agreement Addendum Letter for Contract/Supplement 4999TV0055 ("Agreement")
           Knowledge Pak Desktop Suite & Knowledge Pak SAP R/3 Suite for General Distribution currently used with Service Desk

Dear Mr. Venezia:

This letter serves as Amendment No. One to the above subject Agreement which the parties thereto do mutually agree to amend as follows:

Section 10 - Term and Termination
1. Subsection 10.1 Term, shall be extended through March 31, 2001.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, with the exception of the Interim Negotiation Letter dated July 6, 2000, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals of other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Please have your authorized representative indicate acceptance thereof by signing this Amendment and returning one copy to the attention of Jim Wade at the address below or to fax number (512) 436-1666.

Agreed To:

ServiceWare, Inc.:                           Tivoli Systems, Inc.



By: /s/ Louis Venezia                        By: /s/ James D. Wade
   --------------------------------             -------------------------------
      Authorized Signature                           Authorized Signature

Name: Louis Venezia                          Name: James D. Wade

Date: 7/6/00                                 Date: 7/6/00